-----------------------------


                            STOCK PURCHASE AGREEMENT

                           Dated as of August 23, 1996

                                      among

                        INTEGRATED HEALTH SERVICES, INC.

                                       and

                              SELLING SHAREHOLDERS

                                       and

                            SIGNATURE HOME CARE, INC.


                          -----------------------------



                                                 TABLE OF CONTENTS
                                                                                                               Page
         ARTICLE I:  SALE AND PURCHASE OF COMPANY SECURITIES......................................................1
                  1.1      Sale and Purchase of Company Securities................................................1

         ARTICLE II:  PURCHASE PRICE..............................................................................1
                  2.1      Determination and Payment of Purchase Price............................................1
                  2.2      Adjustments to the Aggregate Gross Purchase Price......................................3
                  2.3      Escrow.................................................................................5
                  2.4      Appointment of Sellers' Committee......................................................6
                  2.5      Committee Duties; Power of Attorney....................................................6
                  2.6      Actions of the Committee...............................................................7
                  2.7      Assets and Liabilities.................................................................7

         ARTICLE III:  IHS STOCK..................................................................................8
                  3.1      IHS Stock..............................................................................8

         ARTICLE IV:  THE CLOSING................................................................................12
                  4.1      Time and Place of Closing.............................................................12

         ARTICLE V:  REPRESENTATIONS AND WARRANTIES OF THE SELLERS AND
         COMPANY.................................................................................................12
                  5.1      Organization and Standing of the Company..............................................13
                  5.2      Absence of Conflicting Agreements.....................................................13
                  5.3      Consents..............................................................................13
                  5.4      Capital Stock.........................................................................13
                  5.5      Assets and Liabilities................................................................14
                  5.6      Trademarks............................................................................14
                  5.7      Contracts.............................................................................14
                  5.8      Financial Statements..................................................................15
                  5.9      Material Changes......................................................................16
                  5.10     Licenses; Permits; Certificates of Need...............................................16
                  5.11     Title, Condition of Personal Property.................................................17
                  5.12     Legal Proceedings.....................................................................18
                  5.13     Employees.............................................................................18
                  5.14     Collective Bargaining, Labor Contracts, Employment Practices, Etc.....................19
                  5.15     ERISA.................................................................................19
                  5.16     Insurance and Surety Agreements.......................................................20
                  5.17     Relationships.........................................................................20
                  5.18     Absence of Certain Events.............................................................20
                  5.19     Compliance with Laws..................................................................21


                                                        (i)



                  5.20     Finders...............................................................................22
                  5.21     Tax Returns...........................................................................22
                  5.22     Encumbrances Created by this Agreement................................................22
                  5.23     Subsidiaries and Joint Ventures.......................................................22
                  5.24     No Untrue Statement...................................................................22
                  5.25     Medicare and Medicaid Programs........................................................22
                  5.26     Leasehold Interests...................................................................23
                  5.27     Power and Authority...................................................................23
                  5.28     Binding Effect........................................................................23

         ARTICLE VI:  REPRESENTATIONS AND WARRANTIES OF SELLERS .................................................23
                  6.1      Organization and Standing.............................................................23
                  6.2      Authority.............................................................................23
                  6.3      Binding Effect........................................................................23
                  6.4      Absence of Conflicting Agreements.....................................................24
                  6.5      Consents..............................................................................24
                  6.6      Ownership of Company Securities.......................................................24

         ARTICLE VII:  REPRESENTATIONS AND WARRANTIES OF BUYER...................................................24
                  7.1      Organization and Standing.............................................................24
                  7.2      Power and Authority...................................................................24
                  7.3      Binding Agreement.....................................................................25
                  7.5      Capital Stock.........................................................................25
                  7.6      Absence of Conflicting Agreements.....................................................25
                  7.7      Consents..............................................................................26
                  7.8      Litigation............................................................................26
                  7.9      Investment Representation.............................................................26

         ARTICLE VIII:  INFORMATION AND RECORDS CONCERNING THE COMPANY AND
         ITS SUBSIDIARIES........................................................................................26
                  8.1      Access to Information and Records before Closing......................................26

         ARTICLE IX:  OBLIGATIONS OF THE PARTIES UNTIL CLOSING...................................................27
                  9.1      Conduct of Business Pending Closing...................................................27
                  9.2      Negative Covenants of the Company and its Subsidiaries................................27
                  9.3      Affirmative Covenants.................................................................27
                  9.4      Pursuit of Consents and Approvals.....................................................29
                  9.5      Exclusivity...........................................................................29
                  9.6      Solicitation of Stockholders..........................................................29
                  9.7      Line of Credit........................................................................29

         ARTICLE X:  CONDITIONS PRECEDENT TO BUYER'S OBLIGATIONS.................................................29
                  10.1     Representations and Warranties........................................................30
                  10.2     Performance of Covenants..............................................................30
                  10.3     Delivery of Closing Certificate.......................................................30


                                                       (ii)



                  10.4     Opinion of Counsel....................................................................30
                  10.5     Legal Matters.........................................................................30
                  10.6     Authorization Documents...............................................................30
                  10.7     Material Change.......................................................................30
                  10.8     Approvals.............................................................................30
                  10.9     Consents..............................................................................31
                  10.10    Closing Date Balance Sheet............................................................31
                  10.11    Resignation of Company and its Subsidiaries' Boards of Directors......................31
                  10.12    Additional Sellers....................................................................31
                  10.13    Hart-Scott-Rodino Act.................................................................31
                  10.14    Samaritan Joint Venture Agreements....................................................31
                  10.15    Real Property Consents................................................................31
                  10.17    Other Documents.......................................................................32

         ARTICLE XI:  CONDITIONS PRECEDENT TO SELLERS' OBLIGATIONS...............................................32
                  11.1     Representations and Warranties........................................................32
                  11.2     Performance of Covenants..............................................................32
                  11.3     Delivery of Closing Certificate.......................................................32
                  11.4     Opinion of Counsel....................................................................32
                  11.5     Legal Matters.........................................................................32
                  11.6     Authorization Documents...............................................................32
                  11.7     Other Documents.......................................................................32

         ARTICLE XII: OBLIGATIONS OF THE PARTIES AFTER CLOSING...................................................33
                  12.1     Survival of Representations and Warranties............................................33
                  12.2     Indemnification by Sellers............................................................33
                  12.3     Indemnification by Buyer..............................................................33
                  12.4     Assertion of Claims...................................................................34
                  12.5     Liability Cap.........................................................................34
                  12.6     Control of Defense of Indemnifiable Claims............................................34
                  12.7     Restrictions..........................................................................35
                  12.8     Records...............................................................................36
                  12.9     Audit.................................................................................36
                  12.10    Appraisal Rights......................................................................36

         ARTICLE XIII:  TERMINATION..............................................................................37
                  13.1     Termination...........................................................................37
                  13.2     Effect of Termination.................................................................37

         ARTICLE XIV:  MISCELLANEOUS.............................................................................37
                  14.1     Costs and Expenses....................................................................37
                  14.2     Performance...........................................................................37
                  14.3     Benefit and Assignment................................................................37
                  14.4     Effect and Construction of this Agreement.............................................38
                  14.5     Cooperation - Further Assistance......................................................38

                                                       (iii)



                  14.6     Notices...............................................................................38
                  14.7     Waiver, Discharge, Etc................................................................39
                  14.8     Rights of Persons Not Parties.........................................................39

                  14.9     Governing Law.........................................................................39
                  14.10    Amendments, Supplements, Etc..........................................................39
                  14.11    Severability..........................................................................39
                  14.12    Counterparts..........................................................................40


                                                       (iv)

                                      SCHEDULES & EXHIBITS

Schedule 2.1(a)        -       Calculation of Fully Diluted Shares Outstanding
Schedule 5.3           -       Consent List of Sellers
Schedule 5.4           -       Capital Stock
Schedule 5.5(a)        -       Accounts Payable Aging
Schedule 5.5(b)        -       Liens
Schedule 5.6           -       Trademarks
Schedule 5.7           -       Contracts
Schedule 5.8(a)        -       Audited Financial Statements
Schedule 5.8(b)        -       Unaudited Interim Financial Statements
Schedule 5.8(c)        -       Material Liabilities
Schedule 5.8(d)        -       Financial Statement Adjustments
Schedule 5.9           -       Material Changes
Schedule 5.10          -       Licenses, Permits, Certificates of Need
Schedule 5.11(a)       -       Liens on Personal Property
Schedule 5.11(b)       -       Leases of Personal Property
Schedule 5.12          -       Legal Proceedings
Schedule 5.13          -       Employees
Schedule 5.15 (b)      -       Employee Benefit Plans
Schedule 5.15 (c)      -       Employees on Leave of Absence
Schedule 5.16          -       Insurance and Surety Agreements
Schedule 5.17          -       Relationships
Schedule 5.18          -       Absence of Certain Events
Schedule 5.19          -       Compliance with Laws
Schedule 5.21          -       Tax Returns
Schedule 5.23          -       Subsidiaries, Joint Ventures, etc.
Schedule 5.25          -       Medicare and Medicaid Programs
Schedule 5.26          -       Leasehold Interests
Schedule 6.6           -       Ownership of Company Securities

Exhibit A              -       Class A Redemption Price
Exhibit 2.3            -       Escrow Agreement
Exhibit 10.4           -       Opinion of Sellers' Counsel
Exhibit 11.4           -       Opinion of Buyer's Counsel


                                       (v)

                           --------------------------

                            STOCK PURCHASE AGREEMENT

                           --------------------------

                  This Stock Purchase Agreement (the "Agreement") is made as of the 23rd day of August, 1996, among INTEGRATED HEALTH SERVICES, INC., a Delaware corporation ("Buyer"), and SIGNATURE HOME CARE, INC., a Delaware corporation (the "Company"), and each of the holders of capital stock, warrants and stock options of the Company whose signatures appear at the end of this Agreement (collectively, the "Sellers" and individually, the "Seller").

                  WHEREAS, the Sellers are the owners or holders of issued and outstanding shares of the common, Class A, and Class B stock of the Company and of the outstanding warrants and stock options of the Company (collectively, the "Company Securities"); and

                  WHEREAS, Buyer wishes to acquire the Company Securities from Sellers, and Sellers wish to sell the Company Securities to Buyer, in accordance with the terms and conditions hereinafter set forth.

                  WHEREAS, this Agreement is initially being executed by Sellers owning an aggregate of approximately fifty-one (51%) percent of the Company Securities and it is contemplated that prior to the Closing hereunder, Sellers owning an aggregate of at least ninety (90%) percent of the Company Securities shall have executed and delivered this Agreement to Buyer.

                  NOW, THEREFORE, Sellers, Buyer, and Company intending to be legally bound, agree as follows:


               ARTICLE I: SALE AND PURCHASE OF COMPANY SECURITIES

                  1.1 Sale and Purchase of Company Securities. Subject to the terms and conditions of this Agreement, at the Closing (as hereinafter defined), Buyer shall acquire from Sellers, and Sellers shall sell, assign, transfer and convey to Buyer, the Company Securities. The number of shares of Company Securities (and the class or series of such shares) being sold by each Seller is set forth on Schedule 5.4 hereto. The Company Securities to be sold by the Sellers hereunder shall include each of the Signature Options (as defined below) and Signature Warrants (as defined below) owned by such Sellers, notwithstanding that the purchase price payable in respect of such options and warrants pursuant to the provisions of Section 2.1 may be zero.


                           ARTICLE II: PURCHASE PRICE

                  2.1      Determination and Payment of Purchase Price.

                          (a) For the purposes hereof, the following terms shall be defined as indicated
below:

                                    (i)     "Aggregate Net Purchase Price" means
the Aggregate Gross Purchase Price, plus the aggregate exercise prices of all Signature Warrants and Signature Options, minus (A) the amount of any adjustment under Section 2.2, (B) the Class A Redemption Price, (C) any Class B Stock dividends payable through the Closing to the extent not paid by the Company as of the Closing Date, and (D) any amounts owed to New Jersey Partners in connection with that certain Purchase Agreement dated January 1, 1994 by and among the Company and the four New Jersey Partners named therein to the extent not paid by the Company as of the Closing Date.

                                    (ii) "Aggregate  Gross Purchase Price" means
Sixteen Million Five Hundred Thousand ($16,500,000.00) Dollars.

                                    (iii)  "Class A  Redemption  Price" means an
amount determined pursuant to Exhibit A hereto.

                                    (iv)  "Class  A  Stock"  means  the  Class A
Stock, par value $1.00 per share, of the Company.

                                    (v) "Class B Stock" means the Class B Stock,
par value $1.00 per share, of the Company.

                                    (vi)  "Fully   Diluted   Shares"  means  the
aggregate number of shares of Signature Common Stock that would be outstanding as of the Closing assuming the exercise of all of the Signature Warrants and Signature Options (if the Per Share Purchase Price exceeds the Net Exercise Value) and the conversion of all of the Class B Stock.

                                    (vii) "Net Exercise  Value" means, as to any
Signature Warrant or Signature Option, an amount equal to the Per Share Purchase Price multiplied by the number of shares for which such Signature Warrant or Signature Option is exercisable as of the Closing Date, and reduced by the aggregate exercise price of the unexercised portion of such Signature Warrant or Signature Option.

                                    (viii) "Per Share Purchase  Price" means the
Aggregate Net Purchase Price divided by the Fully Diluted Shares.

                                    (ix)  "Signature  Common  Stock"  means  the
common stock, par value $.01 per share, of the Company.

                                    (x)  "Signature  Option"  means  any  option
outstanding under the Company's Amended and Restated 1992 Option and Restricted Stock Plan as of the Closing for the purchase of Signature Common Stock.

                                    (xi)  "Signature  Warrant" means any warrant
outstanding as of the Closing for the purchase of Signature Common Stock.

                           (b)    At the Closing, Buyer shall pay to the Sellers
and the Sellers shall accept, the following amounts in full payment for the Company Securities:

                                    (i) Purchase of Signature Common Stock. Each
share of Signature Common Stock owned by a Seller, and all rights existing with respect thereto, shall be exchanged for that number of shares of IHS Stock as shall be equal in value to 51% of the Per Share Purchase Price, and an amount of cash equal to 49% of the Per Share Purchase Price (as defined below).

                                    (ii)  Purchase of Class A Stock.  Each share
of Class A Stock, par value $1.00 per share ("Class A Stock"), owned by a Seller and all rights existing with respect thereto, shall be exchanged for that number of shares of IHS Stock as shall be equal in value to 51% of the Class A
Redemption Price, and an amount of cash equal to 49% of the Class A Redemption Price.

                                    (iii) Purchase of Class B Stock.  Each share
of Class B Stock owned by a Seller, and all rights existing with respect thereto, shall be exchanged for the that number of shares of IHS Stock as shall be equal to 35.7% and an amount of cash equal to 34.3% of the Per Share Purchase Price.

                                    (iv)  Purchase of Signature  Warrants.  Each
Signature Warrant and all rights existing with respect thereto, shall be exchanged for that number of shares of IHS Stock as shall be equal in value to 51% of the Net Exercise Value of such Signature Warrant and an amount of cash equal to 49% of the Net Exercise Value of such Signature Warrant.

                                    (v)  Purchase  of  Signature  Options.  Each
Signature Option to purchase Signature Common, and all rights existing with respect thereto, shall be exchanged for that number of shares of IHS Stock as shall be equal in value to 51% of the Net Exercise Value of such Signature Option and an amount of cash equal to 49% percent of the Net Exercise Value of such Signature Option.

                           (c) The  value of of IHS Stock  for the  purposes  of
subsection (b), above, shall be determined in accordance with Section 3.1(a).

                  2.2    Adjustments to the Aggregate Gross Purchase Price.

                           (a)      At the Closing, the Company shall deliver to
Buyer the balance sheet of the Company dated as of the Closing Date on a consolidated basis, certified by the Company's Chief Financial Officer (the "Closing Date Balance Sheet"). The Aggregate Gross Purchase Price payable to the Sellers shall be reduced if the Closing Date Balance Sheet discloses that the amount by which current liabilities, minus current assets, plus long-term liabilities (excluding minority interests), minus property and equipment before depreciation, plus $7,700,000 exceeds $3,200,000 (the "Purchase Price Adjustment Amount"). In such event, the Aggregate Gross Purchase Price payable to the Sellers at the Closing shall be reduced on a dollar-for-dollar basis by the amount of the Purchase Price Adjustment Amount. For purposes hereof, current assets, current liabilities, long-term liabilities and property and equipment shall be determined on a consolidated basis in accordance with generally accepted accounting principles, consistently applied.

                           (b)      As soon as is reasonably practicable, but in
any event within ninety (90) days following the Closing Date, Buyer shall complete and deliver to the Sellers an audit of the Company's Closing Date Balance Sheet. If such audit reveals that the Purchase Price Adjustment Amount based on such audit was greater than the Purchase Price Adjustment Amount as indicated on the Closing Date Balance Sheet, the Aggregate Gross Purchase Price shall be deemed to have been reduced by the amount of such excess, and the Sellers shall refund from the Escrow Fund to Buyer the amount of such excess, in cash and/or IHS Stock as selected by Sellers. If such audit reveals that the Purchase Price Adjustment Amount based on such audit was less than the Purchase Price Adjustment Amount per the Closing Date Balance Sheet, the Aggregate Gross Purchase Price shall be deemed to have been increased by the amount of such deficiency, and the Buyer shall pay to Sellers the amount of such deficiency, in the respective combinations of cash and IHS Stock as set forth in Section 2.1(b). In the event that the Sellers choose to effect any reduction of the Aggregate Gross Purchase Price under Section 2.2(b) by means of a return of IHS Stock, the number of shares to be so returned shall be calculated based upon the valuation of the IHS Stock at Closing as set forth in Section 3.1(b) below. If Sellers dispute the calculation of the Purchase Price Adjustment Amount as of the Closing Date, such dispute shall be resolved in accordance with the following:

                                    (i) Within sixty (60) days after delivery to
Sellers of the audit, the Sellers may deliver to Buyer a written report (the "Sellers' Report") prepared by an independent accounting firm selected by the Sellers (the "Sellers' Accountants") advising Buyer either that Sellers' Accountants (A) agree with the audit, or (B) deem that one or more adjustments are required. The costs and expenses of the services of the Sellers' Accountants shall be borne by the Sellers. If Buyer shall concur with the adjustments proposed by the Sellers' Accountants, or if Buyer shall not object thereto in writing delivered to the Sellers within (30) days after Buyer's receipt of the Sellers' Report, the audit as submitted by Buyer (as so adjusted as provided in such Sellers' Report) shall become final and shall not be subject to further review, challenge or adjustment absent fraud. If the Sellers do not submit a Sellers' Report within the 60-day period provided herein, then the audit as submitted by Buyer shall become final and shall not be subject to further review, challenge or adjustment absent fraud.

                                    (ii) In the event that the Sellers  submit a
Sellers' Report and Buyer disagrees with the Sellers' Report, and Buyer and the Sellers' Accountants are unable to resolve the disagreements set forth in such report within thirty (30) days after the date of the Sellers' Report, then such disagreements shall be referred to a recognized firm of independent certified public accountants experienced in auditing home health care companies and selected by mutual agreement of the Sellers and Buyer (or if the parties cannot agree on such selection, then a "big six" accounting firm selected by lot) (the "Settlement Accountants"), and the determination of the Settlement Accountants shall be final and shall not be subject to further review, challenge or adjustment absent fraud. The Settlement Accountants shall use their best efforts to reach a determination not more than forty-five (45) days after such referral. The costs and expenses of the services of the Settlement Accountants shall be paid by Buyer if it is determined that there will be any adjustment to the audit; otherwise, if there is no adjustment, such costs and expenses of the Settlement Accountants shall be paid by Sellers.

                           (c)      In the event that the Arizona Physicians IPA
capitated contract (the "APIPA Contract") with the Company is not renewed prior to December 31, 1996 upon terms favorable to the Company, the Aggregate Gross Purchase Price shall be reduced by One Million ($1,000,000.00) Dollars (the "APIPA Penalty"). The Sellers shall refund the APIPA Penalty from the Escrow Fund to Buyer in cash and/or IHS Stock as selected by Sellers. For purposes hereof, the renewal of the APIPA Contract shall be deemed favorable to the Company if the renewal contract is on substantially similar terms as the existing contract except that it shall include the following terms:

                                    (i)  the  APIPA   Contract   shall   include
provisions for revenue adjustments for material changes in utilization;

                                    (ii)  the  capitation  rates  stated  in the
renewal of the APIPA Contract are, at a minimum, equal to the HIDA rates for the periods applicable to the APIPA Contract; and

                                    (iii) the APIPA  Contract  is renewed  for a
two-year period.

                  2.3 Escrow. At the Closing, pursuant to an Escrow Agreement to be entered into by the parties substantially in the form of Exhibit 2.3, a portion of the IHS Stock included in the Aggregate Net Purchase Price as shall be equal to one-half of the Aggregate Net Purchase Price, based upon the valuation described in Section 3.1(a), below, but in the event that the Aggregate Net Purchase Price is below Nine Million Five Hundred Thousand ($9,500,000.00) Dollars, such portion of the IHS Stock to be held in escrow shall be equal to Four Million ($4,000,000.00) Dollars (the "Escrow Fund"), shall be delivered over to AMERICAN STOCK TRANSFER & TRUST COMPANY, as escrow agent (the "Escrowee"), and shall be held and disbursed by the Escrowee in accordance with the following:

                                    (i) In the  event  that the  Sellers  become
obligated to remit shares back to Buyer pursuant to the post-Closing adjustments set forth in Sections 2.2(b) and 2.2(c), the Escrowee shall release to Buyer that portion of the Escrow Fund as shall have a value equal to the amount by which the Aggregate Gross Purchase Price is so reduced, calculated based upon the valuation of the IHS Stock at Closing as set forth in Section 3.1(a), below. The number of shares of IHS Stock to be delivered to each Seller at Closing shall be reduced by such Seller's proportional ownership interest in the Company Securities;

                                    (ii) In the  event  that the  Buyer  becomes
entitled to indemnification pursuant to Section 12.2 or to payment for breach of representations and warranties or breach of covenants hereunder, the Buyer shall first utilize the Escrow Fund as a source of indemnification or of payment for breach of representations and warranties or breach of covenants hereunder and the Escrowee shall release to Buyer as selected by Sellers cash or that number of shares of the Escrow Fund as shall be equal in value to such indemnification or payment based upon a price per share of such stock as calculated at Closing. Such Escrow Fund shall serve as an exclusive source of indemnification or payment for all Loss (as defined in Section 12.2) other than Loss resulting from Excess Reimbursement Liabilities (as defined in Section 2.7), any breach of the representations and warranties contained in Section 5.25 (Medicare and Medicaid Programs), and the audit or assessment of taxes by the Federal, state or local tax authority;

                                    (iii) If no claim for indemnification on the
part of Buyer remains outstanding upon the expiration of one (1) year following the Closing Date (the "Escrow Period"), any remaining Escrow then held by the Escrowee shall be released to the Sellers on a pro rata basis in accordance with each Seller's relative ownership of the Company Securities as of the Closing Date.

                  2.4 Appointment of Sellers' Committee. Sellers, by execution of this Agreement, hereby appoint a committee (the "Committee") for the purpose of taking certain actions on behalf of the Sellers under this Agreement as described below. Such committee shall consist of three (3) persons. The Committee shall initially consist of James Crews, Michael Kluger and Steven Gilbert, but shall include any successor as chosen by Sellers holding at least a majority of the Fully Diluted Shares.

                  2.5      Committee Duties; Power of Attorney.

                           (a) The Committee (acting pursuant to the affirmative
agreement of a majority of the members thereof) is hereby appointed and constituted agent and attorney-in-fact by each Seller, for and on behalf of such
Seller: to execute the Escrow Agreement; to give and receive notices and communications hereunder and under the Escrow Agreement; to authorize delivery to Buyer of IHS Stock or cash from the Escrow Fund in satisfaction of claims by Buyer; to object to such deliveries; to agree to, negotiate, enter into settlements and compromises of, and comply with orders of courts and awards of arbitrators with respect to such claims; and to take all actions necessary or appropriate in the judgment of the Committee for the accomplishment of the foregoing and in furtherance of this Agreement. Any member of the Committee may resign upon thirty (30) days notice to the parties to this Agreement. Such Committee member may be replaced by the Sellers from time to time upon not less than (5) days' prior written notice to Buyer; provided that the member may not be replaced unless holders of at least a majority of the Fully Diluted Shares agree to such replacement. No bond shall be required of the Committee, and the Committee members shall receive no compensation for their services except as provided in Section 2.4(b). Notice or communications to or from the Committee shall constitute notice to or from each of the Sellers.

                           (b) No member of the  Committee  or their  affiliates
shall be personally liable for his or her service in such capacity to Buyer and the Sellers for any act done or omitted hereunder as a Committee member while acting in good faith. The Sellers shall jointly and severally indemnify each Committee member and hold each Committee member harmless against, any loss, liability or expense incurred without bad faith on the part of the Committee member and arising out of or in connection with the acceptance or administration of the Committee member's duties hereunder. The Committee shall be entitled to direct, immediately prior to the termination of the Escrow Period, the Escrowee to deliver cash and/or IHS Stock held in the Escrow Fund for any Seller to such Committee members to satisfy such Seller's obligations pursuant to the preceding sentence; provided, however, that the Committee shall have such right only to the extent that the Escrow Fund exceeds any amount of such funds reasonably sufficient to satisfy any unsatisfied claims for Loss hereunder.

                  2.6 Actions of the Committee. The Sellers hereby authorize the Committee to sign the Escrow Agreement on behalf of the Sellers. A decision, act, consent or instruction of the Committee (acting by the affirmative agreement of a majority of the members thereof) shall constitute a decision of all the Sellers, and shall be final, binding and conclusive upon each of the Sellers, and the Escrowee and Buyer may rely upon any decision, act, consent or instruction of the Committee as being the decision, act, consent or instruction of each and all of the Sellers. The Escrowee and Buyer are hereby relieved from any liability to any person for any acts done by them in accordance with such decision, act, consent or instruction of the Committee. Although the Committee shall not be obligated to obtain instructions from the Sellers prior to any decision, act, consent or instruction, if, and to the extent that, the Committee receives any written instructions from the holders of a majority of the Fully Diluted Shares, the Committee shall comply with such instructions and such instruction shall be binding as if unanimously given by all Sellers even if some Sellers dissent thereto.


                  2.7  Assets  and  Liabilities.  As of the  Closing  Date,  the
consolidated assets of the Company (the "Assets") will include all of the tangible and intangible assets of the Company and its subsidiaries as presently constituted, including, without limitation, all contract rights, leasehold interests, fixed and moveable equipment, vehicles, furnishings, tangible personal property, inventory and supplies (other than inventory, supplies, and other assets disposed of in the ordinary course of business, consistent with prior practice), goodwill, tradenames, trademarks, all patient records and files, Certificates of Need, Medicare and Medicaid provider agreements and numbers, telephone numbers, and to the extent permitted by law, all permits, licenses and
                                        7
other governmental approvals. The Assets of the Company as of the Closing Date shall also include cash, accounts receivable, and prepaid expenses. As of the Closing, the Company will not have any liabilities other than such long-term liabilities and current liabilities as are reflected on the Closing Date Balance Sheet. It is expressly agreed that Sellers shall remain responsible for all other liabilities and obligations of the Company, including, without limitation, all liabilities or obligations ("Excess Reimbursement Liabilities") owed to or amounts due or that may become due to Medicare or Medicaid or any other health care reimbursement or payment intermediary on account of Medicare cap cost report adjustments or other payment adjustments attributable to any period on or prior to the Closing Date, or any other form of Medicare or other health care reimbursement recapture, adjustment or overpayment whatsoever with respect to any period on or prior to the Closing Date, except for the current liabilities and long-term liabilities disclosed on the Closing Date Balance Sheet referred to in Section 2.2(a). However, any favorable settlements in excess of estimated Medicare cost report receivables or less than estimated Medicare cost report liabilities as disclosed on the audit of the Closing Date Balance Sheet shall be offset against the Excess Reimbursement Liabilities. If such offset should exceed the Excess Reimbursement Liabilities, eighty (80%) percent of the excess will be returned to Sellers upon final audit and settlement of all Medicare and Medicaid cost reports for all periods through the Closing Date.


                             ARTICLE III: IHS STOCK

                  3.1 IHS Stock. Fifty-one (51%) percent of the Aggregate Net Purchase Price and the Class A Redemption Price shall be payable by means of the delivery to the Sellers of IHS Stock in accordance with the following:

                           (a)      Share Value.     The number of shares of IHS
Stock issuable at Closing pursuant to Section 2.1(a)(ii) shall be calculated based upon a price per share of such stock equal to the average closing NYSE price of such stock for the thirty (30) business day period immediately preceding the date which is three (3) business days before the Closing Date.

                           (b)     Registration Rights.  Buyer will use its best
efforts to cause to be prepared and filed within ninety (90) days following the Closing Date, and will use its best efforts to have declared effective by the Securities and Exchange Commission (the "Commission"), a registration statement for the registration of the IHS Stock under the Securities Act of 1933, as amended (the "Securities Act"), and Buyer shall maintain the effectiveness of such registration statement for a period of two (2) years following the date it became effective, except to the extent that an exemption from registration may be available.

                           (c)      Registration Expenses.  Buyer shall bear all
reasonable expenses related to such registration. Such costs and expenses shall include, without limitation, the fees and expenses of counsel for Buyer and of its accountants, all other costs, fees and expenses of Buyer incident to the preparation, printing, registration and filing under the Securities Act of the registration statement and all amendments and supplements thereto, the fees and expenses of one counsel to the Sellers or their designees who receive IHS Stock at Closing (the "Holders") relating to such registration, the cost of furnishing copies of each preliminary prospectus, each final prospectus and each amendment or supplement thereto to underwriters, dealers and other purchasers of IHS Stock and the costs and expenses (including fees and disbursements of counsel) incurred in connection with the qualification of IHS Stock under the Blue Sky laws of various jurisdictions.

                           (d)      Resale  Limitations.    The  Holders  hereby
covenant with Buyer that sales by them of IHS Stock after the Closing Date shall not, in the aggregate, exceed 75,000 shares during any 30-day period. All sales by Holders shall be effected solely through Smith Barney, Inc., Cowen & Co., or Paine Webber.

                           (e)      Registration Procedures, etc.  In connection
with the registration rights granted to the Holders with respect to the IHS Stock as provided in this Section 3.1, Buyer covenants and agrees as follows:


                                    (i) At Buyer's expense,  Buyer will keep the
registration and qualification under this Section 3.1 effective (and in compliance with the Securities Act) by such action as may be necessary or appropriate for a period of two (2) years, except to the extent that an exemption from registration may be available. Buyer will immediately notify the Holders, at any time when a prospectus relating to a registration statement under this Section 3.1 is required to be delivered under the Securities Act, of the happening of any event known to Buyer as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing.

                                    (ii) Buyer shall  furnish  the Holders  with
such number of prospectuses as shall reasonably be requested.

                                    (iii) Buyer shall take all necessary  action
which may be required in qualifying or registering IHS Stock included in a registration statement for offering and sale under the securities or Blue Sky laws of such states as reasonably are requested by the Holders, provided that Buyer shall not be obligated to qualify as a foreign corporation or dealer to do business under the laws of any such jurisdiction.

                                    (iv)    The    information    included    or
incorporated by reference in the  registration  statement filed pursuant to this
Section 3.1 will not, at the time any such registration statement becomes effective, contain any untrue statement of a material fact, or omit to state any material fact required to be stated therein as necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading or necessary to correct any statement in any earlier filing of such registration statement or any amendments thereto. The registration statement will comply in all material respects with the provisions of the Securities Act and the rules and regulations thereunder. Buyer shall indemnify the Holders of IHS Stock to be sold pursuant to the registration statement, their successors and assigns, and each person, if any, who controls such Holders within the meaning of section 15 of the Securities Act or section 20(a) of the Securities Exchange Act of 1934 ("Exchange Act"), against all loss, claim, damage expense or liability (including all expenses reasonably incurred in investigating, preparing or defending against any claim whatsoever) to which any of them may become subject under the Securities Act, the Exchange Act or any other statute, common law or otherwise, arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in such registration statement executed by Buyer or based upon written information furnished by Buyer filed in any jurisdiction in order to qualify IHS Stock under the securities laws thereof or filed with the Commission, any state securities commission or agency, NYSE or any securities exchange; or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements contained therein not misleading, unless such statement or omission was made in reliance upon and in conformity with written information furnished to Buyer by any of the Holders expressly for use in such registration statement, any amendment or supplement thereto or any application, as the case may be. If any action is brought against the Holders or any controlling person of the Holders in respect of which indemnity may be sought against Buyer pursuant to this subsection 3.1(e)(iv), the Holders or such controlling person shall within thirty (30) days after the receipt thereby of a summons or complaint, notify Buyer in writing of the institution of such action and Buyer shall assume the defenseof such actions, including the employment and payment of reasonable fees and expenses of counsel (reasonably satisfactory to the Holders or such controlling person). The Holders or such controlling person shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of the Holders or such controlling person unless (A) the employment of such counsel shall have been authorized in writing by Buyer in connection with the defense of such action, or (B) Buyer shall not have employed counsel to have charge of the defense of such action, or (C) such indemnified party or parties shall have reasonably concluded that there may be defenses available to it or them which are different from or additional to those available to Buyer (in which case, Buyer shall not have the right to direct the defense of such action on behalf of the indemnified party or parties), in any of which events the fees and expenses of not more than one additional firm of attorneys for the Holders and/or such controlling person shall be borne by Buyer. Except as expressly provided in the previous two sentences, in the event that Buyer shall not previously have assumed the defenses of any such action or claim, Buyer shall not thereafter be liable to the Holders or such controlling person in investigating, preparing or defending any such action or claim. Buyer agrees promptly to notify the Holders of the commencement of any litigation or proceedings against Buyer or any of its officers, directors or controlling persons in connection with the resale of IHS Stock or in connection with such registration statement.

                                    (v)  The  Holders  of IHS  Stock  to be sold
pursuant to a registration statement, and their successors and assigns, shall severally, and not jointly, indemnify Buyer, its officers and directors and each person, if any, who controls Buyer within the meaning of section 15 of the Securities Act or section 20(a) of the Exchange Act against all loss, claim, damage, or expense or liability (including all expenses reasonably incurred in investigating, preparing or defending against any claim whatsoever) to which they may become subject under the Securities Act, the

Exchange Act or any other statute, common law or otherwise, arising from information furnished in writing by or on behalf of such Holders, or their successors or assigns for specific inclusion in such registration statement.

                           (f)      Notice of Sale.   If  the  Holders desire to
transfer all or any portion of IHS Stock, the Holders will deliver written notice to Buyer, describing in reasonable detail their intention to effect the transfer and the manner of the proposed transfer. If the transfer is to be pursuant to an effective registration statement as provided herein, the Holders will sell the IHS Stock in compliance with the disclosure therein and discontinue any offers and sales thereunder upon notice from Buyer that the registration statement relating to the IHS Stock being transferred is not "current" until Buyer gives further notice that offers and sales may be recommenced. In the event of any such notice from Buyer, Buyer agrees to file expeditiously such amendments to the registration statement as may be necessary to bring it current during the period specified in Section 3.1(e) and to give prompt notice to the Holders when the registration statement has again become current. If the Holders deliver to Buyer an opinion of counsel reasonably acceptable to Buyer and its counsel and to the effect that the proposed transfer of IHS Stock may be made without registration under the Securities Act, the Holders will be entitled to transfer IHS Stock in accordance with the terms of the notice and opinion of their counsel.


                           (g)     Furnish Information.  It shall be a condition
precedent to the  obligations  of the Buyer to take any action  pursuant to this
Article III that the Holders shall furnish in writing to the Buyer such information regarding themselves, the IHS Stock held by them, and the intended method of disposition of such securities as shall be required to effect the registration of their IHS Stock. In that connection, each Holder shall be required to represent to the Buyer that all such information which is given is both complete and accurate in all material respects. Such Holders shall deliver to the Buyer a statement in writing from the beneficial owners of such securities that they bona fide intend to sell, transfer or otherwise dispose of such securities. Each Holder will, severally, promptly notify Buyer at any time when a prospectus relating to a registration statement covering such Holder's shares under this Section 3.1 is required to be delivered under the Securities Act, of the happening of any event known to such Holder as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the statements as then existing.

                           (h)      Investment Representations.    All shares of
IHS Stock to be issued hereunder will be newly issued shares of Buyer. The Sellers represent and warrant to Buyer that the IHS Stock being issued hereunder is being acquired, and will be acquired, by the Sellers for investment for their own accounts and not with a view to or for sale in connection with any distribution thereof within the meaning of the Securities Act or the applicable state securities law; the Sellers acknowledge that the IHS Stock constitutes restricted securities under Rule 144 promulgated by the Commission pursuant to the Securities Act, and may have to be held indefinitely, and the Sellers agree that no shares of IHS Stock may be sold, transferred, assigned, pledged or otherwise disposed of except pursuant to an effective registration statement or an exemption from registration under the Securities Act, the rules and regulations thereunder, and under all applicable state securities laws. The Sellers have the knowledge and experience in financial and business matters, are capable of evaluating the merits and risks of the investment, and are able to bear the economic risk of such investment. The Sellers have had the opportunity to make inquiries of and obtain from representatives and employees of Buyer such other information about Buyer as they deem necessary in connection with such investment.

                                    (i)  Legend.   It  is  understood  that  the
certificates evidencing the IHS Stock shall bear a legend substantially as follows:

                           THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THE SHARES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THESE SHARES UNDER THE SECURITIES ACT OF 1933 OR AN OPINION OF THE COMPANY'S COUNSEL THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT.

                           (j)      Certain Transferees.   Except in the case of
any transfer to a person in an open market transaction subsequent to the effective date of registration of the IHS Stock, no Holder shall transfer any shares of IHS Stock to any person or entity unless such transferee shall have agreed in writing to be bound by the provisions applicable to the Holders under this Article III.

                             ARTICLE IV: THE CLOSING

                  4.1 Time and Place of Closing. The Closing under this Agreement (the "Closing") shall be held as promptly as practicable, but not more than five (5) business days following the later of (a) the signing of this Agreement by the holders of in excess of 90% of each of the outstanding Signature Common (assuming exercise of the Signature Options and Signature Warrants), Class A Stock, and Class B Stock (both in voting power and economic interest) and (b) satisfaction of all other conditions precedent specified in this Agreement, unless duly waived by the party entitled to satisfaction thereof. The Closing shall take place at the offices of the Buyer, or at such other time and place upon which the parties may agree. The date on which the Closing is held is hereinafter called the "Closing Date."


          ARTICLE V: REPRESENTATIONS AND WARRANTIES OF THE SELLERS AND
                                     COMPANY

                  Company and each of the Sellers, each as to himself, herself or itself, hereby severally represent and warrant to Buyer as follows (it being understood that, for the purposes of this Article V, "Company" shall be deemed to refer collectively to the Company and its subsidiaries listed on Schedule 5.23):

                  5.1 Organization and Standing of the Company. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. Copies of the Company's Articles of Incorporation and By-Laws, and all amendments thereof to date, have been delivered to Buyer and are complete and correct. The Company has the power and authority to own the property and assets now owned by it and to conduct the business presently being conducted by it.

                  5.2 Absence of Conflicting Agreements. Neither the execution or delivery of this Agreement including all Schedules and Exhibits hereto, or any of the other instruments and documents required or contemplated hereby and thereby ("Transaction Documents") by Sellers and the Company nor the performance by Sellers and the Company of the transactions contemplated hereby and thereby, conflicts with, or constitutes a breach of or a default under (i) the Articles of Incorporation or By-Laws of the Company; or (ii) any applicable law, rule, judgment, order, writ, injunction, or decree of any court, currently in effect, provided that the consents set forth in Schedule 5.3 are obtained prior to the Closing; or (iii) any applicable rule or regulation of any administrative agency or other governmental authority currently in effect; or (iv) any material agreement, indenture, contract or instrument to which the Company is now a party or by which any of the assets of the Company is bound.

                  5.3 Consents. Except as set forth in Schedule 5.3, no authorization, consent, approval, license, exemption by, filing or registration with any court or governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, is or will be necessary in connection with the execution, delivery and performance of this Agreement or any of the Transaction Documents by any of the Sellers or the Company.

                  5.4 Capital Stock. Schedule 5.4 sets forth a complete list and description of the authorized capital stock of the Company, the number of shares issued and outstanding of each class or series of such capital stock, and the identity of each Seller of the Company, in each case indicating the class and number of shares held. No shares of the Company Securities are held in the treasury of the Company. Except as otherwise set forth on Schedule 5.4, the Sellers are the record owners of all of the Company Securities and all of such stock is duly authorized, validly issued, and fully paid and non-assessable. On the Closing Date, there will be no preemptive or first refusal rights to purchase or otherwise acquire shares of capital stock of the Company pursuant to any provision of law or the Articles of Incorporation or By-Laws of the Company or by agreement or otherwise. Except as set forth on Schedule 5.4, on the Closing Date there shall not be outstanding any warrants, options, or other rights to subscribe for or purchase from the Company any shares of capital stock of the Company, nor shall there be outstanding any securities convertible into or exchangeable for such shares. All Signature Options and Signature Warrants of the Company by their terms may be terminated by the Company without payment or other compensation upon the occurrence of a merger where the Company is not the surviving entity unless such option or warrant is exercised prior to the effective time of such merger.

5.5 Assets and Liabilities. As of the Closing, the consolidated Assets of the Company will include all of the tangible and intangible assets of the Company as presently constituted, including, without limitation, cash and accounts receivable; provided, however, that Assets shall not include inventory, supplies and other assets disposed of in the ordinary course of business, consistent with the prior practice of the Company's business. The quantities of inventory items included in the Assets are reasonable in light of the present and anticipated volume of the Company and the inventory is good, usable, merchantable, and salable in the ordinary course of the Company, in each case, as determined by the Company in good faith and consistent with past practice. The accounts receivable of Company are reflected properly on its books and records in accordance with generally accepted accounting principles applied on a consistent basis ("GAAP"), and have been billed or invoiced in the ordinary course of business consistent with past practice. Schedule 5.5(a) sets forth a complete and accurate accounts payable aging schedule of the Company as of June 30, 1996. The Assets are not subject to any liens or encumbrances, except as identified on
Schedule 5.5(b) and expressly accepted by Buyer hereto.

                  5.6 Trademarks. Schedule 5.6 sets forth a complete and accurate list of all trademarks, service marks, or applications for any of the same, copyrights, and other items of intellectual property that are owned, possessed or used by the Company. There are no claims or proceedings pending or, to the knowledge of the Company, overtly threatened against the Company asserting that the use of any of the aforementioned properties or rights infringes the rights of any other person, and, to the knowledge of the Company, the Company is not infringing on the intellectual property rights of any other person.


                  5.7 Contracts. Schedule 5.7 sets forth a complete and correct list of all agreements, contracts and commitments of the following type to which the Company is a party or by which the Company or any of the Company's other assets are bound and as to which the Company has any outstanding material obligations as of the date hereof (the "Contracts"):

                           (a)     each contract or agreement for the employment
or retention of, or collective bargaining, severance or termination agreement with, any director, officer, employee, consultant, agent or group of employees of the Company;

                           (b)     each   profit   sharing,    thrift,    bonus,
incentive, deferred compensation, stock option, stock purchase, severance pay, pension, retirement, hospitalization, insurance or other similar plan, agreement or arrangement;

                           (c)     each agreement or arrangement for the sale of
any of the Company's assets, properties or rights outside the ordinary course of business (by sale of assets, sale of stock, merger or otherwise) which is currently in effect;

                           (d)     each  contract   currently  in  effect  which
contains any provisions requiring the Company to indemnify or act for, or guarantee the obligation of, any other person or entity;

                           (e)     each agreement  restricting  the Company from
conducting business anywhere in the world;

                           (f)     each partnership or joint venture contract or
similar arrangement or agreement which is likely to involve a sharing of profits or future payments with respect to the Company's business or any portion thereof;

                           (g)     each    licensing,    distributor,    dealer,
franchise, sales or manufacturer's representative, agency or other similar contract, arrangement or commitment which involves consideration of more than $15,000; or

                           (h)    each contract under which the Company performs
home health services;

                           (i)     each lease of real property;

                           (j)     each   agreement   pursuant   to  which   any
professional of the type described under 42.C.F.R 410.20(b) renders services on behalf of the Company;

                           (k)     each agreement with referral sources, whether
or not related to the referrals, including "sub-contracting agreements" with respect to Medicare and Medicade patients;

                           (l)     any  other agreement not made in the ordinary
and normal course of business which involves consideration of more than $15,000.

                  Except as indicated on Schedule 5.7, each of the Contracts was entered into and requires performance in the ordinary course of business and is in full force and effect. Except as indicated on Schedule 5.7, the Company is not in material default under any Contract and there has not been asserted, either by or against the Company under any Contract, any written notice of default, set-off or claim of default. To the knowledge of the Company, the parties to the Contracts other than the Company are not in material default of any of their respective obligations under the Contracts, and there has not occurred any event which with the passage of time or the giving of notice (or both) would constitute a material default or material breach under any Contract. Except as indicated on Schedule 5.7, all amounts payable under the Contracts are, or will at the Closing Date, be on a current basis.

                  5.8      Financial Statements.

                           (a)      Schedule  5.8(a)  sets  forth  the   audited
consolidated balance sheets of the Company as of December 31, 1994, and December 31, 1995, and the related consolidated statements of operations, consolidated statements of changes in redeemable stock and stockholders' equity, and consolidated statements of cash flows, for the years then ended (the

"Audited Financial Statements"), previously delivered to Buyer by Sellers, present fairly in all material respects the financial condition and results of operations of the Company at and for the periods therein specified and were prepared in accordance with GAAP. Such statements of operation do not contain any items of special or nonrecurring income or expense or any other income not earned or expense not incurred in the ordinary course of business except as expressly specified therein or as listed as audit adjustments on Schedule 5.8(d).

                           (b)      Schedule  5.8(b)  sets  forth  the unaudited
consolidated balance sheets of the Company as of April 30, 1996 and the related consolidated statements of operations and consolidated statement of cash flows for the period then ended (the "Unaudited Interim Financial Statements"), previously delivered to Buyer by Sellers, present fairly in all material respects the financial condition and results of operations of the Company at and for the periods therein specified and were prepared in accordance with GAAP. Such statements of operation do not contain any items of special or nonrecurring income or expense or any other income not earned or expense not incurred in the ordinary course of business except as expressly specified therein or as listed as adjustments on Schedule 5.8(d).

                           (c)      Except as set forth on Schedule 5.8(c) or as
expressly set forth on the Unaudited Interim Financial Statements, the Company has no material liabilities or obligations (whether absolute, accrued, contingent or otherwise and whether due or to become due, kind or nature which are required by GAAP to be reflected in a corporate balance sheet and/or the notes thereto.

                  5.9 Material Changes. Except as noted on Schedule 5.9, between the date of the Unaudited Interim Financial Statements and the date of this Agreement, there has not been any material adverse change in the condition (financial or otherwise) of the assets, properties or operations of the Company or any damage or destruction of any of the Company's Assets or its place of business by fire or other casualty, whether or not covered by insurance, and during such period of time the Company has conducted its business only in the ordinary and normal course. Sellers have identified and communicated to Buyer all material information with respect to any fact or condition that is reasonably likely to adversely affect the future prospects (financial or otherwise) of the Company.

                  5.10 Licenses; Permits; Certificates of Need. Schedule 5.10 sets forth a description of (a) all licenses and other governmental or other regulatory permits, authorizations or approvals required for the operation of the Company's business that are now in effect, including all certificates of occupancy issued with respect to the Company's business; (b) all Certificates of Need issued with respect to the home health agencies of the Company and its subsidiaries that are now in effect; and (c) each other license, permit, or other authorization that is necessary for the operation of the Company's business (a "License" and collectively, the "Licenses"). The Licenses constitute all of the governmental, quasi-governmental and regulatory licenses, permits and authorizations necessary to the operation of the business of the Company and its subsidiaries as they are operated on the date hereof. The Company has delivered to Buyer copies of all of the Licenses. Except as set forth on
Schedule 5.10, the Company and its subsidiaries own, possess or otherwise have the exclusive legal right to use the Licenses, free and clear of all liens, pledges, claims or other encumbrances of any nature whatsoever. The Company is not in material default under any such License, and the Company and its subsidiaries have not received any notice of any material default or any other material claim or proceeding relating to any such License, except as set forth on Schedule 5.10. Except as set forth on Schedule 5.10, each License is in full force and effect, and neither the Company nor any of its subsidiaries has received written notice of any proceeding to terminate or suspend any License or of any condition or event (other than survey deficiencies which singly or in the aggregate would not be material to any home health agency that the Company or any of its subsidiaries operates) which, if uncured, would result in the termination or suspension of any License. None of the Licenses are: (a)
provisional, probationary, or restricted in any way except to the extent qualified by any outstanding deficiencies or citations, particulars of which have been set forth on Schedule 5.10; or (b) subject to any investigation, cancellation, impairment, limitation, order, complaint, proceeding, or suspension nor is such threatened or pending. Except as set forth on Schedule 5.10, all Licenses are in full force and effect. No conditions not generally applicable to home health agencies requiring changes in the operation of the Company or any of its subsidiaries have been imposed, formally or informally, by any License issuer during the past twenty-four (24) months. No Seller, director or officer, employee or former employee of the Company, or any person, firm or corporation other than the Company owns or has any proprietary, financial or other interest, direct or indirect, in whole or in part in any of the Licenses.

                  5.11     Title, Condition of Personal Property.


                           (a)      Except for the security interests listed and
described on Schedule 5.11(a), the Company has good and marketable title to, or valid and subsisting leasehold interests in, all of the personal property located at its place of business or used in connection with the operation of its business, subject to no mortgage, security interest, pledge, lien, claim, encumbrance or charge, or restraint on transfer whatsoever other than Permitted Liens (as defined below). No other person has any right to the use or possession of any of such property which is owned and, except as set forth on Schedule 5.11(a), no currently effective financing statement with respect to such personal property has been filed under the Uniform Commercial Code in any jurisdiction, and the Company has not signed any such financing statement or any security agreement authorizing any secured party thereunder to file any such financing statement. All of such personal property comprising equipment, improvements, furniture and other tangible personal property in use by the Company, whether owned or leased, is in good operating condition and repair, subject to normal wear and tear, and is sufficient to enable the Company to operate its business in a manner consistent with its operation during the immediately preceding twelve (12) months.

                           (b)      Except as set forth on Schedule 5.11(b), no
tangible personal property used by the Company in connection with the operation of its business is subject to a lease, conditional sale, security interest or similar arrangement. The Company has delivered to Buyer a complete and correct copy of each of the leases and other agreements listed on Schedule 5.11(b). All of said personal property leases are valid, binding and enforceable in accordance
                                       17
with their respective terms and are in full force and effect. The Company is not in material default under any of such leases and there has not been asserted, either by or against the Company under any of such leases, any written notice of default, set-off, or claim of default. To the best knowledge of Sellers and the Company, the parties to such leases other than the Company are not in default of their respective obligations under any of such leases, and there has not occurred any event which with the passage of time or giving of notice (or both) would constitute such a default or breach under any of such leases.

                           (c)      "Permitted Liens" shall mean:

                                    (i)    carriers', warehouseman's, mechanics,
materialmen's, repairmen's or other like liens arising in the ordinary course of business which are (i) not overdue for a period of more than 30 days or (ii) which are being contested in good faith and by appropriate proceedings, provided that if such contest shall continue for more than 30 days, the amount thereof shall be bonded or properly reserved against at the end of such 30-day period;

                                    (ii)   deposits to secure the performance of
bids, trade contracts (other than for borrowed money), leases, statutory obligations, surety and appeal bonds, performance bonds and other obligations of like nature incurred in the ordinary course of business;

                                    (iii)   rights  of  lessors under leases set
forth on Schedule 5.11 (b);

                                    (iv)    pledges  or  deposits  in connection
with worker's compensation, unemployment insurance, and other social security legislation; and

                                    (v)     the liens set forth on Schedule 5.5.


                  5.12 Legal Proceedings. Other than as set forth on Schedule 5.12, there are no claims, actions, suits or proceedings or arbitrations, either administrative or judicial, pending, or, to the knowledge of the Company, overtly threatened against or affecting the Company, or the Company's ability to consummate the transactions contemplated herein, at law or in equity or otherwise, before or by any court or governmental agency or body, domestic or foreign, or before an arbitrator of any kind.

                  5.13 Employees. Attached hereto as Schedule 5.13 is the most recent payroll of the Company, indicating the names, positions, and compensation of its employees. All of such information is materially correct as of such date. To the knowledge of Sellers and Company, none of the employees, while in the employ of the Company, has ever had his or her professional license or certification denied, suspended, revoked, terminated, or voluntarily relinquished under threat of disciplinary action, or has ever been restricted in any way from performing the duties he or she is to provide for the Company, and there is no proceeding pending, or threatened, pursuant to which any of the foregoing may occur.

                  5.14 Collective Bargaining, Labor Contracts, Employment Practices, Etc. During the two years prior to the Closing Date, there has been no material adverse change in the relationship between the Company and its employees nor any strike or material labor disturbance by such employees affecting the Company's business and, to the knowledge of the Company, there is no indication that such a change, strike or labor disturbance is likely. The Company's employees are not represented by any labor union or similar organization and the Company has no reason to believe that there are pending or threatened any activities, the purpose of which is to achieve such representation, of all or some of the Company's employees. Except as set forth on Schedule 5.7 or Schedule 5.13, the Company has no collective bargaining or other labor contracts, employment contracts, pension, profit-sharing, retirement, insurance, bonus, deferred compensation or other employee benefit plans, agreements or arrangements with respect to its employees. The Company is in material compliance with the requirements prescribed by all Federal, state and local statutes, orders and governmental rules and regulations ("Government Requirements") applicable to any of the employee benefit plans, agreements and arrangements identified on Schedule 5.7 and Schedule 5.13, including, without limitation, the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), the Immigration Reform and Control Act, the Worker Adjustment and Retraining Notification Act of 1988, any such Government Requirements respecting employment determination, equal opportunity, affirmative action, employee privacy, wrongful or unlawful termination, workers' compensation, occupational safety and health requirements, labor management relations and unemployment insurance, or related matters and there are no threatened or pending claims relating thereto, in each case. In the event of termination of employment of an employee of Company, Buyer will not, pursuant to any agreement with any Seller or Company or by reason of any representation made or plan adopted by any Seller prior to the Closing, be liable to any employee of the Company for so-called "severance pay", parachute payments or any other similar payments or benefits, including, without limitation, post-employment healthcare (other than pursuant to the continuation health care provisions of Section 4980B of the Internal Revenue Code of 1986, as amended or Section 601 through 608 of ERISA ("COBRA") or insurance benefits.


                  5.15     ERISA.

                           (a)      The Company does not maintain or  make  con-
tributions to and has not at any time in the past maintained or made contributions to, any employee benefit plan which is subject to the minimum funding standards of ERISA. The Company does not now maintain or make contributions to, and has not at any time in the past maintained or made contributions to, any multi-employer plan subject to the terms of the Multi-employer Pension Plan Amendment Act of 1980 (the "Multi-employer Act").

                           (b)      Schedule 5.15(b) sets forth  each  severance
agreement, and each plan, agreement, arrangement or plan, bonus plan, deferred compensation agreement, employee pension, profit sharing, savings or retirement plan, group life, health, or accident insurance or other employee benefit plan, agreement, arrangement or commitment, including, without limitation, any commitment arising under severance, holiday, vacation, Christmas or other bonus plans (including, but not limited to, "employee benefit plans", as defined in Section 3(3) of ERISA maintained by Company).

                           (c)      Schedule 5.15(c) identifies all employees of
the Company on leave of absence eligible to receive health benefits, as required by COBRA. Notice of the availability of COBRA coverage has been provided to all employees of the Company on leave of absence entitled thereto, and all persons electing such coverage are being (or have been, if applicable) provided such coverage.

                  5.16 Insurance and Surety Agreements. Schedule 5.16 contains a true and correct list of: (a) all policies of fire, liability and other forms of insurance held or owned by the Company (including but not limited to medical malpractice insurance, and any state sponsored plan or program for worker's compensation); and (b) all bonds, indemnity agreements and other agreements of suretyship made for or held by the Company, including a brief description of the character of the bond or agreement and the name of the surety or indemnifying party. Schedule 5.16 sets forth for each such insurance policy the name of the insurer, the amount of coverage, the type of insurance, the policy number, the annual premium and a brief description of the nature of insurance included under each such policy and of any claims made thereunder during the past two years. Such policies are owned by and payable solely to the Company, and said policies or renewals or replacements thereof will be outstanding and duly in force at the Closing Date. All insurance policies listed on Schedule 5.16 are in full force and effect, all premiums due on or before the Closing Date have been or will be paid, financed or accrued on or before the Closing Date, the Company has not been advised by any of its insurance carriers of an intention to terminate or modify any such policies other than under circumstances where the Company has received a commitment for a replacement policy, nor has the Company failed to comply with any of the material conditions contained in any such policies.

                  5.17 Relationships. Except as disclosed on Schedule 5.17 hereto, no Seller and no controlling Seller, partner or any affiliate of any Seller has, or at any time within the last two (2) years has had, a material ownership interest in any business, corporate or otherwise, that is a party to, or in any property that is the subject of, business relationships or arrangements of any kind relating to the operation of the Company or its business by which the Company will be bound after the Closing.

                  5.18     Absence of Certain Events.   Except  as  set forth on
Schedule 5.18, since the date of the Unaudited Interim Financial Statements, the Company has not, and from the date of this Agreement through the Closing Date the Company will not have:

                           (a)      sold,  assigned  or  transferred any  of its
assets or properties, except in the ordinary course of business;

                           (b)      mortgaged, pledged or subjected to any lien,
pledge, mortgage, security interest, conditional sales contract or other encumbrance of any nature whatsoever, other than a Permitted Lien, any of the Company's assets;

                           (c)      made or suffered any termination of any home
health services contract;

                           (d)     made or suffered any amendment or termination
of any other contract, commitment, instrument or agreement involving consideration or liability in excess of $15,000, other than in the ordinary course of business;

                           (e)     except in the ordinary course of business, or
otherwise as necessary to comply with any applicable minimum wage law, increased the salaries or other compensation of any of its employees, or made any increase in, or any additions to, other benefits to which any of such employees may be entitled;

                           (f)      failed  to  pay  or  discharge  when due any
liabilities, the failure to pay or discharge which has caused or will cause any actual damage or give rise to the risk of a loss to the Company in excess of $15,000, except as may be consistent with the current practice of the Company;

                           (g)      changed  any  of  the  accounting principles
followed by it or the methods of applying such principles;

                           (h)      failed to collect, withhold  and/or  pay  to
any proper governmental agency any federal, state or local income, franchise, sales, use, withholding or similar tax that applicable law requires be collected, withheld and/or paid;

                           (i)      instituted, settled or agreed to  settle any
litigation, action or proceeding before any court or governmental agency relating to it or its property which will likely have or has had a materially adverse effect on the condition (financial or otherwise), properties, assets, liabilities, operations, business or prospects of the Company or any of its subsidiaries; and

                           (j)      entered  into any transaction  other than in
the ordinary course of business involving consideration in excess of $15,000.


                  5.19 Compliance with Laws. The Company is in compliance with all Governmental Requirements (as defined herein). Except for notices of non-compliance as to which the Company has taken corrective action acceptable to the applicable governmental agency, and as set forth in Schedule 5.19, the Company has not, within the period of twelve months preceding the date of this Agreement, received any written notice that the Company or any of the Assets fail to comply in any material respect with any applicable Federal, state, local or other governmental laws or ordinances, or any applicable order, rule or regulation of any Federal, state, local or other governmental agency having jurisdiction over its business ("Governmental Requirements"). The Company shall report to Buyer, within five (5) business days after receipt thereof, any written notices that the Company is not in compliance in any material respect with any of the foregoing. Neither the Company, nor any officer, director, employee, agent, or other
                                       21
representative of Company has made, directly, or indirectly, any illegal bribes, kickbacks, or political contributions with corporate funds, illegal payments from corporate funds to governmental officials in their individual capacities or illegal payments from corporate funds to obtain or retain business either within the United States or abroad.

                  5.20 Finders. No broker or finder has acted for the Sellers or the Company in connection with the transactions contemplated by this Agreement, and no other broker or finder is entitled to any broker's or finder's fee or other commission in respect thereof based in any way on agreements, understandings or arrangements with the Sellers or the Company.

                  5.21  Tax Returns.

                           (a)     Except as set forth in Schedule 5.21, (i) all
Tax (as defined below) returns, statements, reports and forms or extensions with respect thereto required to be filed with any Federal, state, local or other governmental department or court or other authority having jurisdiction over it ("Governmental Authority") on or before the Closing Date by or on behalf of the Company (collectively, the "Tax Returns"), have been or will be timely filed on or before the Closing Date in accordance in all material respects with all applicable Governmental Requirements; and (ii) the Company has timely paid all Taxes payable by it.

                           (b)     For  purposes of this Agreement,  "Tax" means
any net income, gross income, sales, use, franchise, personal, or real property tax.

                  5.22 Encumbrances Created by this Agreement. The execution and delivery of this Agreement, or any of the Company's Transaction Documents, does not, and the consummation of the transactions contemplated hereby or thereby will not, create any liens or other encumbrances on any of the Company's assets in favor of third parties.

                  5.23 Subsidiaries and Joint Ventures. Schedule 5.23 sets forth a complete list of all subsidiaries, joint ventures and partnerships in which the Company is the record or beneficial owner of more than ten (10%) percent of the equity interest. All of the issued and outstanding capital stock of the subsidiaries listed on Schedule 5.23 hereto is owned of record or beneficially by the Company or by one of the listed subsidiaries on Schedule 5.23.

                  5.24 No Untrue Statement. None of the representations and warranties in this Article V contains any untrue statement of material fact or omits to state a material fact necessary, in light of the circumstance under which it was made, in order to make any such representation not misleading in any material respect.

                  5.25 Medicare and Medicaid Programs. The Company, to the extent necessary to conduct the Company in a manner consistent with past practice, is qualified for participation in the Medicare and Medicaid programs. Except as reflected on Schedule 5.25, (a) no Seller or the Company has received any notice of recoupment with respect to the Company's operations from the Medicare or Medicaid programs, or any other third party reimbursement source,
(b) there is no basis for the assertion after the Closing Date of any such recoupment claim against Buyer which arose out of any transactions on the part of Company prior to the Closing or against any Seller for which Buyer will be liable, and (c) to the knowledge of Sellers and the Company, no Medicare and Medicaid investigation, survey or audit is pending, threatened or imminent with respect to the operation of the Company prior to the Closing.

                  5.26 Leasehold Interests. Schedule 5.26 hereto sets forth a complete and correct list of all leases pursuant to which the Company or any of its subsidiaries leases real property. Each of the Company and its subsidiaries has valid leasehold interests in all such real property free and clear of all liens, claims, charges and encumbrances of any kind whatsoever, except for Permitted Liens. The Company has provided access to the Buyer to complete and correct copies of the leases identified in Schedule 5.26.

                  5.27 Power and Authority. Company and Sellers have all requisite power and authority to execute, deliver and perform this Agreement, and as of the Closing, Company and Sellers will have all requisite power and authority to execute and deliver the Transaction Documents required to be delivered by each party to the Buyer at the Closing.

                  5.28 Binding Effect. This Agreement and all Transaction Documents executed by the Company and Sellers constitute the valid and binding obligations of such party, enforceable against such party in accordance with their respective terms.


              ARTICLE VI: REPRESENTATIONS AND WARRANTIES OF SELLERS

                  Each of the Sellers, each as to himself, herself, or itself, hereby severally represents and warrants to Buyer as follows:

                  6.1 Organization and Standing. Such Seller, if a corporation, is a corporation duly organized, validly existing and in good standing under the laws of the state in which it was incorporated, and if a partnership, is a partnership duly organized and validly existing under the laws of the state of its formation.

                  6.2 Authority. Such Seller has the full legal power and authority to make, execute, deliver and perform this Agreement and the Transaction Documents. Such execution, delivery, performance and consummation have been duly authorized by all necessary action, corporate or otherwise, on the part of such Seller, and any necessary consents of holders of indebtedness of such Seller have been obtained.

                  6.3 Binding Effect. This Agreement and all Transaction Documents executed by such Seller constitute the valid and binding obligations of such party, enforceable against such Seller in accordance with their respective terms.

                  6.4 Absence of Conflicting Agreements. Neither the execution or delivery of this Agreement or any of the Transaction Documents by such Seller nor the performance by such Seller of the transactions contemplated hereby and thereby conflicts with, or constitutes a breach of or a default under (i) the formation documents of such Seller, or (ii) any law, rule, judgment, order, writ, injunction, or decree of any court currently in effect applicable to such Seller, or (iii) any rule or regulation of any administrative agency or other governmental authority currently in effect applicable to such Seller, or (iv) any agreement, indenture, contract or instrument to which such party is now a party or by which any of the assets of such Seller is bound.

                  6.5 Consents. No authorization, consent, approval, license, exemption by, filing or registration with any court or governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, is or will be necessary in connection with the execution, delivery and performance of this Agreement or any of the Transaction Documents by such Seller.

                  6.6   Ownership of Company Securities.  Except as disclosed on
Schedule 6.6 hereto, such Sellers are the lawful record and beneficial owners of all of the Company Securities shown as owned by such Sellers in Schedule 5.4, with good and marketable title thereto, free and clear of all liens and encumbrances, claims and other charges thereon of any kind. Such Sellers have the full legal power to transfer and deliver such Company Securities in accordance with this Agreement, and delivery of such Company Securities to Buyer pursuant hereto will convey good and marketable title thereto, free and clear of all liens and encumbrances, claims and other charges thereon of any kind. The shares of Company Securities indicated on Schedule 5.4 as being owned by the Sellers constitute all of the issued and outstanding shares of the capital stock of the Company. Except as disclosed on Schedule 5.4, on the Closing Date there shall not be outstanding any warrants, options, or other rights to subscribe for or purchase from the Company any shares of capital stock of the Company, nor shall there be outstanding any securities convertible into or exchangeable for such shares.


              ARTICLE VII: REPRESENTATIONS AND WARRANTIES OF BUYER

                  Buyer represents and warrants to the Company and the Sellers as follows:

                  7.1 Organization and Standing. Buyer is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware.


                  7.2 Power and Authority. Buyer has the corporate power and authority to execute, deliver and perform this Agreement, and as of the Closing, Buyer will have the corporate power and authority to execute and deliver the Transaction Documents required to be delivered by it to the Sellers at the Closing.

                  7.3 Binding Agreement. This Agreement has been duly executed and delivered by Buyer. This Agreement is, and when executed and delivered by Buyer at the Closing each of the Transaction Documents executed by Buyer will be, the legal, valid and binding obligation of Buyer, enforceable against Buyer in accordance with their respective terms.

                  7.4 Securities and Exchange Commission Filings. Buyer has furnished the Company with a correct and complete copy of each report, schedule, registration statement and definitive proxy statement filed by Buyer with the Commission on or after January 1, 1996 (the "SEC Documents"), which are all the documents (other than preliminary material) that Buyer was required to file with the SEC on or after January 1, 1996. As of their respective dates, none of the SEC Documents (including all exhibits and schedules thereto and documents incorporated by reference therein) contained any untrue statements therein, in light of the circumstances under which they were made, and the SEC Documents complied when filed in all material respects with the then applicable requirements of the Securities Act or the Exchange Act, as the case may be, and the rules and regulations promulgated by the SEC thereunder. The financial statements of the Buyer included in the SEC Documents complied as to form in all material respects with the then applicable accounting requirements and the published rules and regulations of the Commission with respect thereto, were prepared in accordance with GAAP during the periods involved (except as may have been indicated in the notes thereto or, in the case of the unaudited statements, as permitted by Form 10-Q promulgated by the SEC) and fairly present (subject, in the case of the unaudited statements, to normal, recurring audit adjustments) the consolidated financial position of the Buyer and its consolidated subsidiaries as at the dates thereof and the consolidated results of their operations and cash flows for the periods then ended.

                  7.5 Capital Stock. Buyer's Form 10-Q filed with the Commission with respect to the fiscal quarter ended March 31, 1996 (the "Form 10-Q"), sets forth a true and complete description of the authorized and outstanding shares of capital stock of Buyer as of such date. All outstanding shares of IHS Stock are validly issued, fully paid and non-assessable and not subject to preemptive rights. Buyer has duly authorized and reserved for issuance the IHS Stock, and, when issued in accordance with the terms of Article III, the IHS Stock will be validly issued, fully paid and nonassessable and free of preemptive rights.

                  7.6 Absence of Conflicting Agreements. Neither the execution or delivery of this Agreement or any of the Transaction Documents by Buyer nor the performance by the Buyer of the transactions contemplated hereby and thereby conflicts with, or constitutes a breach of or a default under (i) the formation documents of the Buyer, or (ii) any law, rule, judgment, order, writ, injunction, or decree of any court currently in effect applicable to Buyer, or
(iii) any rule or regulation of any administrative agency or other governmental authority currently in effect applicable to Buyer, or (iv) any agreement, indenture, contract or instrument to which the Buyer is now a party or by which any of the assets of the Buyer is bound.

                  7.7 Consents. No authorization, consent, approval, license, exemption by, filing or registration with any court or governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, is or will be necessary in connection with the execution, delivery and performance of this Agreement or any of the Transaction Documents by Buyer.

                  7.8 Litigation. There are no legal, administrative, arbitration or other proceedings or governmental investigations pending or, to Buyer's knowledge, threatened against Buyer or any of its affiliates that would give any third party the right to enjoin, rescind or condition the transactions contemplated hereunder.

                  7.9 Investment Representation. Buyer is acquiring the Company Securities for its own account with no present intention of reselling or otherwise distributing the same or participating in a distribution of same except pursuant to an offering of shares duly registered under the Securities Act and applicable state securities laws, or under other circumstances that, in the opinion of counsel for Company at the time, would not require registration of the Company Securities under the Securities Act. Buyer is an accredited investor as defined under the Securities Act. Buyer acknowledges that it has been advised and is aware that (i) the Sellers are relying upon an exemption under the Securities Act predicated upon Buyer's representations and warranties contained in this Section 7.9 in connection with the offer and sale of the Company Securities pursuant to this Agreement and (ii) the Company Securities in the hands of Buyer will be restricted stock within the meaning of Rule 144 promulgated pursuant to the Securities Act and unless, and until, registered under the Securities Act, may be subject to limitations upon its resale.


          ARTICLE VIII: INFORMATION AND RECORDS CONCERNING THE COMPANY
                              AND ITS SUBSIDIARIES

                  8.1   Access to Information and Records before Closing.

                           (a) Prior to the  Closing  Date,  Buyer may make,  or
cause to be made, such investigation of the Company's (it being understood that, for the purpose of this Article VIII, "Company" shall be deemed to refer collectively to the Company and its subsidiaries listed on Schedule 5.23) financial and legal condition as Buyer deems necessary or advisable to familiarize itself with the Company and/or matters relating to their history or operation. The Company shall permit Buyer and its authorized representatives (including legal counsel and accountants), to have full access to the Company's books and records upon reasonable notice and during normal business hours, and the Company will furnish, or cause to be furnished, to Buyer such financial and operating data and other information and copies of documents with respect to the Company's products, services, operations and assets as Buyer shall from time to time reasonably request. The documents to which Buyer shall have access shall include, but not be limited to, the Company's tax returns and related work papers since its inception; and the Company shall make, or cause to be made, extracts thereof as Buyer or its representatives may request from time to time to enable

Buyer and its representatives to investigate the affairs of the Company and the accuracy of the representations and warranties made in this Agreement. The Company shall cause its accountants to cooperate with Buyer and to disclose the results of audits relating to the Company and to produce the working papers relating thereto.

                           (b)      The  Buyer shall  use  reasonable efforts to
permit the Company and its authorized representatives (including legal counsel and accountants), to have full access to the Buyer's management and publicly available information upon reasonable notice and during normal business hours. The information to which the Company shall have access shall include only such information reasonably nrepresentations and warranties of the Buyer made in this Agreement and to complete a review of the Company's publicly available information.


              ARTICLE IX: OBLIGATIONS OF THE PARTIES UNTIL CLOSING

                  9.1 Conduct of Business Pending Closing. Between the date of this Agreement and the Closing, the Company and its subsidiaries shall maintain their existence and shall conduct their business in the customary and ordinary course of business consistent with past practice.

                  9.2 Negative Covenants of the Company and its Subsidiaries. Without the prior written approval of Buyer, neither the Company nor any of its subsidiaries shall, between the date hereof and the Closing:

                           (a)      use their best efforts to cause or permit to
occur any of the events or occurrences described in Sections 5.18(c) and (d) and cause or permit to occur any of the events or occurrences described in the remainder of Section 5.18 (Absence of Certain Events) of this Agreement;

                           (b)      dissolve,   merge  or  enter  into  a  share
exchange with or into any other entity;

                           (c)      enter into any  contract or  agreement  with
any union or other collective bargaining representative representing any employees without the prior written consent of Buyer, which consent shall not be unreasonably withheld;

                           (d)      sell  off  any  Assets  other  than  in  the
ordinary course of business; or

                           (e)      make any change to their by-laws or articles
of incorporation.

                  9.3 Affirmative Covenants. Between the date hereof and the Closing, the Company and each of its subsidiaries shall:

                           (a)     maintain their business in substantially  the
state of repair, order and condition as on the date hereof, reasonable wear and tear or loss by casualty excepted;

                           (b)     maintain   in  full   force  and  effect  all
Licenses currently in effect with respect to their business unless such License is no longer necessary for the operation of the Company and its subsidiaries;

                           (c)     maintain  in full  force and  effect  the in-
surance policies and binders currently in effect, or the replacements thereof, including without limitation those listed on Schedule 5.16;

                           (d)     utilize  its  reasonable  efforts to preserve
intact the present business organization of the Company and its subsidiaries; keep available the services of the Company's and its subsidiaries' present employees and agents; and maintain the Company's and its subsidiaries' relations and goodwill with suppliers, employees, affiliated medical personnel and any others having business relating to the Company and its subsidiaries;

                           (e)     maintain   all  of  the books  and records in
accordance with its past practices;

                           (f)     comply  in  all  material  respects  with all
provisions of the Contracts listed in Schedule 5.7 and with any other material agreements that the Company and its subsidiaries have entered into in the ordinary course of business since the date of this Agreement (except that, as to the Company's Contracts with vendors, it shall use its reasonable efforts to comply in all material respects with such Contracts), and comply in all material respects with the provisions of all material laws, rules and regulations applicable to the Company's and its subsidiaries' business;

                           (g)     cause  to be  paid  when  due,  all  material
taxes, assessments and charges or levies imposed upon it or on any of its properties or which it is required to withhold and pay over;

                           (h)     promptly  advise  Buyer  in  writing  of  the
threat or commencement against the Company and its subsidiaries of any claim, action, suit or proceeding, arbitration or investigation or any other event that would materially adversely affect the operations, properties, assets or prospects of the Company and its subsidiaries;

                           (i)     Shall  notify  the  Buyer in  writing  of any
event involving the Company and its subsidiaries which has had or may be reasonably expected to have a material adverse effect on the business or financial condition of the Company and its subsidiaries or may involve the loss of contracts with the Company's customers; and

                           (j)     deliver to Buyer monthly financial statements
within thirty (30) days of the last day of the immediately preceding month.

Notwithstanding anything contained herein, the decertification of the San Antonio agency will not result in a breach of this Section 9.3, a reduction of the Aggregate Gross Purchase Price or a claim for indemnification. The foregoing shall not be deemed to be a waiver by Buyer for any breach of representations and warranties concerning any loss, liability or other adverse consequences other than the actual occurrence of the decertification of the San Antonio agency or the fact that the agency has been closed.

                  9.4 Pursuit of Consents and Approvals. Prior to the Closing, Buyer shall use its reasonable efforts to obtain all consents and approvals of governmental agencies and all other parties necessary for the lawful consummation of the transactions contemplated hereby and the lawful use, occupancy and enjoyment of the Company's and its subsidiaries' business by Buyer in accordance herewith ("Required Approvals"). The Company and its subsidiaries shall cooperate with and use its reasonable efforts to assist Buyer in obtaining all such approvals.

                  9.5 Exclusivity. Until the earlier of the Closing Date or the termination of this Agreement pursuant to Section 13.1, neither the Sellers nor the Company, nor any of their respective affiliates, shall engage in any discussions or negotiations directly or indirectly with any other party in respect of the sale of the Company Securities or of substantially all of the assets of the Company, or in respect of any merger, consolidation or other sale of the Company (any of said transactions being referred to herein as a "Prohibited Transaction").

                  9.6 Solicitation of Stockholders. The Company shall through its board of directors unanimously recommend to its stockholders approval of this Agreement and the sale of the Company Securities and as promptly as practicable after the date of this Agreement use its best efforts to obtain stockholder approval.

                  9.7 Line of Credit. Upon Buyer's execution of this Agreement, the Buyer will advance to the Company the sum of $1,000,000 pursuant to the terms of that certain Promissory Note, dated June 18, 1996 by Signature Home Care Group, Inc.


             ARTICLE X: CONDITIONS PRECEDENT TO BUYER'S OBLIGATIONS

                  Buyer's obligations to consummate the purchase of the Company Securities is subject to the fulfillment, prior to or at the Closing, of each of the following conditions, any one or more of which may be waived by Buyer in writing. Upon failure of any of the following conditions, Buyer may terminate this Agreement pursuant to and in accordance with Article XIII herein.

                  10.1 Representations and Warranties. The representations and warranties of Company and Sellers in Articles V and VI shall be true and correct in all material respects at and as of the Closing Date, as though such representations and warranties were made at and as of such time except to the extent affected by the transactions herein contemplated.

                  10.2 Performance of Covenants. Each of the Sellers and the Company shall have performed or complied in all material respects with their respective agreements and covenants required by this Agreement to be performed or complied with by it prior to or at the Closing.

                  10.3 Delivery of Closing Certificate. Each of the Sellers and the Company shall have executed and delivered to Buyer a certificate of its president or general partner, as the case may be, dated the Closing Date, upon which Buyer may rely, certifying that the conditions contemplated by Sections
10.1 and 10.2 applicable to it have been satisfied.

                  10.4 Opinion of Counsel. Each Seller and Company shall have delivered to Buyer an opinion, dated the Closing Date, of its counsel, in substantially the form attached hereto as Exhibit 10.4.

                  10.5 Legal Matters. No preliminary or permanent injunction or other order (including a temporary restraining order) of any governmental authority which prevents the consummation of the transactions contemplated by this Agreement shall have been issued and remain in effect.

                  10.6 Authorization Documents. Buyer shall have received a certificate of the Secretary or other officer of the Company and each of the corporate Sellers certifying as of the Closing Date a copy of Resolutions of their respective Boards of Directors authorizing their execution and full performance of the Transaction Documents and the incumbency of their respective officers.

                  10.7 Material Change. Since the date of the Unaudited Interim Financial Statements there shall not have been any material adverse changes in the condition (financial or otherwise) of the assets, properties or operations of the Company and its subsidiaries.

                  10.8  Approvals.

                           (a)      The  consent  or  approval  of  all  persons
necessary for the consummation of the transactions contemplated hereby shall have been granted, including without limitation, the Required Approvals;

                           (b)      None of  the foregoing consents or approvals
(i) shall have been conditioned upon the modification, cancellation or termination of any material lease, contract, commitment, agreement, license, easement, right or other authorization with respect to the

Company's and its subsidiaries' business, other than as disclosed or approved hereunder, or (ii) shall impose on the Buyer any material condition or provision or requirement with respect to the Company's and its subsidiaries' business or its operation that is more restrictive than or different from the conditions imposed upon such operation prior to Closing.

                  10.9 Consents. Buyer shall have received the written consent to assignment from each of those entities with whom the Company and its subsidiaries have home health service contracts as listed on Schedule 5.7(h), where such consent is required by reason of the change of control of the Company and its subsidiaries contemplated under this Agreement.

                  10.10 Closing Date Balance Sheet. Sellers and Company shall have furnished the Closing Date Balance Sheet to Buyer.

                  10.11 Resignation of Company and its Subsidiaries' Boards of Directors. Each director of Company and its subsidiaries shall have submitted his or her resignation to be effective no later than the Closing Date.

                  10.12 Additional Sellers. The holders of at least ninety (90%) percent of the outstanding shares of each class of the stock of the Company shall have executed and delivered to Buyer a counterpart of this Agreement, signifying such holder's agreement to be bound as a Seller hereunder.

                  10.13 Hart-Scott-Rodino Act. All applicable waiting periods underthe Hart-Scott- Rodino Antitrust Improvement Act of 1976 shall have expired or been terminated.

                  10.14 Samaritan Joint Venture Agreements. The existing arrangements with Samaritan Health System ("Samaritan") concerning the Arizona home health agencies owned and operated by the Company's subsidiaries (the "Subsidiary"), including without limitation, the organizational documents for the two limited liability companies in which a Subsidiary and Samaritan are the only two members and the applicable non-compete agreements, shall be reaffirmed.

                  10.15 Real Property Consents. The Company shall have used reasonable efforts to obtain the consent of each landlord with whom the Company or any of its subsidiaries has a lease of real property which, by its terms, requires consent in the event of a change of control of the Company, and the written consent of such landlords shall have been received by the Company. Buyer shall have received notice from the Sellers by the Closing Date, identifying any landlord that has not given any necessary consent as of such date.

                  10.16 Dallas Joint Venture. Buyer shall have received an amendment or confirmation to the existing Agreement of General Partnership of Arlington Memorial Home Healthcare (the "Partnership"), dated November 3, 1986, as amended, between AMH Health Ventures, Inc. and VHA Enterprises Home Healthcare, Inc. that would permit Buyer to continue its existing business operations within a fifty (50) mile radius of all Partnership locations.

                  10.17 Other   Documents.   Sellers  and  Company   shall  have
furnished Buyer with all other documents, certificates and other instruments required to be furnished to Buyer by Sellers and Company pursuant to the terms hereof.

            ARTICLE XI: CONDITIONS PRECEDENT TO SELLERS' OBLIGATIONS

                  Sellers' obligation to consummate the sale of the Company Securities is subject to the fulfillment, prior to or at the Closing, of each of the following conditions:

                  11.1 Representations and Warranties. The representations and warranties of Buyer in this Agreement shall be true at and as of the Closing Date as though such representations and warranties were made at and as of such time, except to the extent affected by the transactions herein contemplated.

                  11.2 Performance of Covenants. Buyer shall have performed or complied with each of its agreements and conditions required by this Agreement to be performed or complied with by it prior to or at the Closing.

                  11.3 Delivery of Closing Certificate. Buyer shall have delivered to Sellers a certificate of a senior vice president of Buyer dated the Closing Date upon which Sellers can rely, certifying that the statements made in Sections 11.1 and 11.2 are true, correct and complete as of the Closing Date.

                  11.4 Opinion of Counsel. Buyer shall have delivered to Sellers an opinion, dated the Closing Date, of Blass & Driggs, Esqs., counsel for Buyer, in the form attached as Exhibit 11.4.

                  11.5 Legal Matters. No preliminary or permanent injunction or other order (including a temporary restraining order) of any governmental authority which prevents the consummation of the transactions contemplated by this Agreement shall have been issued and remain in effect.

                  11.6 Authorization Documents. Sellers shall have received a certificate of the Secretary or other officer of Buyer certifying a copy of Resolutions of the Board of Directors of Buyer authorizing Buyer's execution and full performance of the Transaction Documents and the incumbency of the officers of Buyer.

                  11.7 Other Documents. Buyer shall have furnished Sellers with all documents, certificates and other instruments required to be furnished to Sellers by Buyer pursuant to the terms hereof.

              ARTICLE XII: OBLIGATIONS OF THE PARTIES AFTER CLOSING


                  12.1 Survival of Representations and Warranties. All representations and warranties made by each party in this Agreement and in each Schedule and Transaction Document shall survive the Closing Date and for a period of one (1) year after the Closing notwithstanding any investigation at any time made by or on behalf of the other party, provided that the representations and warranties contained in Section 5.25 (Medicare and Medicaid) and Section 5.21 (Tax), shall survive until the applicable period of limitations for audits by the applicable Governmental Authority shall have expired. All representations and warranties related to any claim asserted in writing prior to the expiration of the applicable survival period shall survive (but only with respect to such claim) until such claim shall be resolved and payment in respect thereof, if any is owing, shall be made.

                  12.2 Indemnification by Sellers. Each Seller, severally and not jointly, shall indemnify and defend Buyer and hold it harmless against and with respect to any and all damage, loss, liability, deficiency, cost and expense (including, without limitation, reasonable attorney's fees and expenses) (all of the foregoing hereinafter collectively referred to as "Loss") resulting from:

                           (a)      any  inaccuracy   in  any representation, or
breach of any warranty, made by such Seller or Company in Article V or VI, provided that a claim is made or an action with respect thereto is initiated by Buyer against such Seller within 90 days after the discovery by Buyer of such inaccuracy or breach of warranty; or

                           (b)      the breach of any covenant or undertaking by
such Seller contained in this Agreement which survives the Closing and is not waived by Buyer at or prior to the Closing, provided that a claim is made or an action with respect thereto is initiated by Buyer against such Seller within 90 days after the discovery by Buyer of the occurrence of such breach; or

                           (c)      ownership or operation of the Company or its
subsidiaries or their businesses or assets prior to the Closing Date, including, without limitation, any Excess Reimbursement Liabilities (as defined in Section 2.7), the audit or assessment of taxes by the Federal, state or local tax authority, and any Loss in excess of the amounts recorded on the Closing Date Balance Sheet arising out of the legal proceedings referenced on Schedule 5.12 but excluding any Loss arising out of any current liabilities or long-term liabilities as reflected on the Closing Date Balance Sheet or the audit of such Closing Date Balance Sheet.

                  12.3 Indemnification by Buyer. Buyer shall indemnify and defend Sellers and hold them harmless against and with respect to any and all Loss resulting from:

                           (a)      any  inaccuracy  in  any  representation, or
breach of any warranty, set forth in Article VII, provided that a claim is made or an action with respect thereto is initiated by Sellers against Buyer within 90 days after the discovery by the Sellers, or any one or more of them, of such inaccuracy or breach; or

                           (b)      the breach of any covenant or undertaking by
Buyer which survives the Closing and is not waived by Sellers at or prior to the Closing, provided that a claim is made or an action with respect thereto is initiated by Sellers against Buyer within 90 days after the discovery by Sellers of the occurrence of such breach.


                  12.4 Assertion of Claims. Any claims for indemnification under this Article XII and any claims for breach of representations and warranties or breach of covenants contained herein must be asserted by written notice by a date which is one (1) year following the Closing Date, except that any claim based upon Excess Reimbursement Liabilities (as defined in Section 2.7) or a breach of the representations and warranties contained in Section 5.25 (Medicare and Medicaid) or Section 5.21 (Tax) may be asserted until the applicable period of limitations for audits by the applicable Governmental Authority shall have expired. After one (1) year following the Closing Date, Sellers will be severally, but not jointly, responsible for any claims based upon a breach of the representations and warranties contained in Section 5.23 (Medicare and Medicaid) and Section 5.21 (Tax) for such time period as described herein.

                  12.5 Liability Cap. Notwithstanding any other provision of this Article XII, the maximum aggregate liability of the Sellers for indemnification hereunder and any claims for breach of representations and warranties or breach of covenants contained herein shall not exceed an amount equal to the Aggregate Net Purchase Price.

                  12.6  Control of Defense of Indemnifiable Claims.

                           (a)    Buyer shall give Sellers prompt written notice
of the claim for which it seeks indemnification. Failure of the Buyer to give such prompt notice shall not relieve the Sellers of their indemnification obligation, provided that such indemnification obligation shall be reduced by any damages suffered by Sellers resulting from a failure to give prompt notice hereunder. The Sellers shall be entitled to participate in the defense of such claim. If at any time the Sellers acknowledge in writing that the claim is fully indemnifiable under this Agreement, they shall have the right to assume total control of the defense of such claim at their own expense. If the Sellers do not assume total control of the defense of any such claim, the Buyer agrees not to settle such claim without the written consent of the Sellers, which consent shall not be unreasonably withheld. Nothing contained in this Section 12.6 shall prevent either party from assuming total control of the defense and/or settling any claim against it for which indemnification is not sought under this Agreement. Notwithstanding any other provision hereof, neither party shall be entitled to indemnification in respect of a representation or warranty which it actually knew to be incorrect, whether as a result of its investigation prior to the Closing or otherwise.

                           (b) The  Sellers  shall  give  Buyer  prompt  written
notice of the claim for which they seek indemnification. Failure of the Sellers to give such prompt notice shall not relieve the Buyer of its indemnification obligation, provided that such indemnification obligation shall be reduced by any damages suffered by Buyer resulting from a failure to give prompt notice hereunder. The Buyer shall be entitled to participate in the defense of such claim. If at any time the Buyer acknowledges in writing that the claim is fully indemnifiable under this Agreement, it shall have the right to assume total control of the defense of such claim at its own expense. If the Buyer does not assume total control of the defense of any such claim, the Sellers agree not to settle such claim without the written consent of the Buyer, which consent shall not be unreasonably withheld. Nothing contained in this Section 12.6 shall prevent either party from assuming total control of the defense and/or settling any claim against it for which indemnification is not sought under this Agreement. Notwithstanding any other provision hereof, neither party shall be entitled to indemnification in respect of a representation or warranty which it actually knew to be incorrect, whether as a result of its investigation prior to the Closing or otherwise.

                  12.7     Restrictions.

                           (a)      From and after the Closing Date, none of the
Sellers shall disclose, directly or indirectly, to any person outside of Buyer's employ without the express authorization of the Buyer, any patient lists, customer lists, pricing strategies, customer files, or patient files and records of the Company and its subsidiaries, any proprietary data or trade secrets owned by the Company and its subsidiaries or any financial or other information about the Company and its subsidiaries not then in the public domain; provided, however, that Sellers shall be permitted to make such disclosures as may be required by law or by a court or governmental authority.

                           (b)      For  a period  of three  (3) years after the
Closing Date, none of the Sellers shall engage or participate in any effort or act to induce any of the customers, physicians, suppliers, associates, employees or independent contractors of the Company and its subsidiaries to cease doing business, or their association or employment, with the Company and its subsidiaries.

                           (c)      For  a  period  of three (3) years after the
Closing Date, none of the Sellers shall, directly, or indirectly, be a director of, be a partner in, or have a proprietary interest in, any person, enterprise, partnership, association, corporation, joint venture or other entity which is directly or indirectly in the business of owning, operating or managing any entity of any type, licensed or unlicensed, which is engaged in or provides home health services anywhere within a 50 mile radius of any agency of the Company operating on the Closing Date. Nothing herein shall prohibit any Seller from being a passive owner of not more than five (5%) percent of the equity of a business engaged in rendering home health services. In the event that Samaritan is merged into, consolidated with or forms a joint venture or other similar business arrangement or combination with another entity (the "Other Entity"), the surviving or resulting entity from such merger or consolidation or the joint venture or other similar business arrangement or combination will be bound by the restrictions contained in this Section 12.7(c), except that the continued ownership and/or operation by the surviving or resulting entity or the joint venture or other similar business arrangement or combination of any home health agencies that as of the effective date of such merger or consolidation were already owned or operated by the Other Entity shall not be deemed to be in violation of this provision.

                           (d) The  Sellers  acknowledge  that the  restrictions
contained in this Section 12.7 are reasonable and necessary to protect the legitimate business interests of Buyer and that any violation thereof by any of them would result in irreparable harm to Buyer. Accordingly, Sellers agree that upon the violation by any of them of any of the restrictions contained in this
Section 12.7, Buyer shall be entitled to obtain from any court of competent jurisdiction a preliminary and permanent injunction as well as any other relief provided at law or equity, under this Agreement or otherwise. In the event any of the foregoing restrictions are adjudged unreasonable in any proceeding, then theparties agree that the period of time or the scope of such restrictions (or both) shall be adjusted in such a manner or for such a time (or both) as is adjudged to be reasonable.

                  Notwithstanding the foregoing, for purposes of this Section 12.7, any advertisement prepared for and disseminated to the public in general, which advertises the services of Sellers not otherwise in violation of this
Section 12.7 or advertises the need for services to be supplied to Sellers shall not be deemed to be an inducement or solicitation with respect to any such patients, physicians, suppliers, employees or independent contractors.

                  12.8 Records. On the Closing Date, Sellers and Company shall deliver, or cause to be delivered, to Buyer all records and files not then in Buyer's possession relating to the operations of the Company and its subsidiaries.

                  12.9 Audit. Following Closing, the Sellers will cooperate and provide such information as may be necessary in connection with an audit of the Company's financial statement for the periods beginning January 1, 1996, and ending after the Closing Date. Buyer shall bear the cost of such audit.

                  12.10 Appraisal Rights. In the event that less than one hundred (100%) percent of the Signature Common Stock, Class A Stock, and Class B Stock is sold to Buyer at the Closing, and if, in connection with any merger of the Company within six (6) months after the Closing, any of the holders of the Company Securities that were not sold to Buyer at Closing shall have exercised their appraisal rights under Section 262 of the Delaware General Corporation Law, any amount by which the resulting appraised value of such Company Securities exceeds the Per Share Purchase Price shall be paid to Buyer from the Escrow Fund. If such appraised value of such Company Securities is less than the Per Share Purchase Price, Buyer shall promptly pay the amount of such difference to the Sellers in the respective combinations of cash and IHS Stock as set forth in Section 2.1(b).

                            ARTICLE XIII: TERMINATION

                  13.1 Termination. This Agreement may be terminated at any time at or prior to the Closing by:

                           (a)      Buyer, if any condition precedent to Buyer's
obligations hereunder set forth in Article X hereof has not been satisfied by September 30, 1996;

                           (b)      Sellers,  if any condition precedent to each
Seller's obligations hereunder set forth in Article XI hereof has not been satisfied by September 30, 1996; or

                           (c)      the mutual consent of Buyer and Sellers.


                  13.2 Effect of Termination. If a party terminates this Agreement because one of its conditions precedent has not been fulfilled otherwise than by reason of default of such party, or if this Agreement is terminated by mutual consent, this Agreement shall become null and void without any liability of any party to the other, except for the obligations of the Company, Signature Home Care Group, Inc., and Sellers under that certain Promissory Note, dated June 18, 1996 by Signature Home Care Group, Inc. and that certain Stock Pledge Agreement, dated June 18, 1996, between Signature Home Care Group, Inc. and Integrated Health Services Financial Holdings, Inc.


                           ARTICLE XIV: MISCELLANEOUS

                  14.1 Costs and Expenses. Except as expressly otherwise provided in this Agreement, Buyer and Sellers shall bear their own costs and expenses in connection with this Agreement and the transactions contemplated hereby; provided, however, that no such costs and expenses shall be charged to the Company and its subsidiaries.

                  14.2 Performance. In the event of a breach by any party of its obligations hereunder, the other party shall have the right, in addition to any other remedies which may be available, to obtain specific performance of the terms of this Agreement, and the breaching party hereby waives the defense that there may be an adequate remedy at law. Should any party default in its performance, or other remedy, the prevailing party shall be entitled to its reasonable attorneys' fees.

                  14.3 Benefit and Assignment. This Agreement binds and inures to the benefit of each party hereto and its successors and proper assigns. Buyer may not assign its interest under this Agreement to any other person or entity without the prior written consent of Sellers; provided, however, that Buyer may assign its rights, duties and obligations hereunder to one or more subsidiaries or affiliates of Buyer, or, in connection with the financing of Buyer's purchase of the Company Securities, to a third party with the prior written consent of Sellers, which consent will not be unreasonably withheld; and further provided that in the instance of such assignment Buyer shall guaranty the performance of its assignee hereunder.

                  14.4 Effect and Construction of this Agreement. This Agreement and the Exhibits and Schedules hereto embody the entire agreement and understanding of the parties and supersede any and all prior agreements, arrangements and understandings relating to matters provided for herein; provided, however, the confidentiality provisions of that certain letter of intent, dated June 17, 1996, among Buyer, Company, Michael Kluger, Steven Gilbert, and David Finkel shall remain in effect; provided, further, that Buyer's obligations under such confidentiality provisions shall automatically terminate upon the Closing. The captions used herein are for convenience only and shall not control or affect the meaning or construction of the provisions of this Agreement. This Agreement may be executed in one or more counterparts, and all such counterparts shall constitute one and the same instrument.


                  14.5 Cooperation - Further Assistance. From time to time, as and when reasonably requested by any party hereto after the Closing, the other parties will (at the expense of the requesting party) execute and deliver, or cause to be executed and delivered, all such documents, instruments and consents and will use reasonable efforts to take all such action as may be reasonably necessary to carry out the intent and purposes of this Agreement.

                  14.6 Notices. All notices required or permitted hereunder shall be in writing and shall be deemed to be properly given when personally delivered to the party or parties entitled to receive the notice or within five
(5) days when sent by certified or registered mail, postage prepaid, properly addressed to the party or parties entitled to receive such notice at the address stated below:

If to the Company:         Signature Home Care, Inc.
                           1320 Greenway Drive, Suite 600
                           Irving, TX 75038
                           Attn: Michael Kluger

with a copy to:            Winston Walp, Esq.
                           Jenkens & Gilchrist
                           Fountain Place
                           1445 Ross Avenue, Suite 3200
                           Dallas, TX 75202

If to the Sellers:         Michael Kluger
                           Liberty Partners
                           1177 Avenue of the Americas
                           34th Floor
                           New York, NY 10036

with a copy to:            Winston Walp, Esq.
                           Jenkens & Gilchrist
                           Fountain Place
                           1445 Ross Avenue, Suite 3200
                           Dallas, TX 75202

If to the Buyer:           Integrated Health Services, Inc.
                           10065 Red Run Boulevard
                           Owings Mills, MD  21117
                           Attn:  Brian K. Davidson
                           cc:  Marshall A. Elkins, General Counsel

with a copy to:            Michael S. Blass, Esq.
                           Blass & Driggs, Esqs.
                           461 Fifth Avenue, 19th Floor
                           New York, NY  10017

                  14.7 Waiver, Discharge, Etc. This Agreement shall not be released, discharged, abandoned, changed or modified in any manner, except by an instrument in writing executed by or on behalf of each of the parties hereto by their duly authorized officer or representative. The failure of any party to enforce at any time any of the provisions of this Agreement shall in no way be construed to be a waiver of any such provision, nor in any way to affect the validity of this Agreement or any part hereof or the right of any party thereafter to enforce each and every such provision. No waiver of any breach of this Agreement shall be held to be a waiver of any other or subsequent breach.

                  14.8     Rights of Persons Not Parties.   Nothing contained in
this Agreement shall be deemed to create rights in persons not parties hereto, other than the successors and proper assigns of the parties hereto.

                  14.9     Governing Law.   This Agreement shall be  governed by
and construed in accordance with the laws of the State of Texas, disregarding any rules relating to the choice or conflict of laws.

                  14.10 Amendments, Supplements, Etc. At any time before or after the execution and delivery of this Agreement by the parties hereto, this Agreement may be amended or supplemented by additional agreements, articles or certificates, as may be mutually determined by the parties to be necessary, appropriate or desirable to further the purposes of this Agreement, to clarify the intention of the parties, or to add to or to modify the covenants, terms or conditions hereof or thereof. The parties hereto shall make such technical changes to this Agreement, not inconsistent with the purposes hereof, as may be required to effect or facilitate any governmental approval or acceptance of this Agreement or to effect or facilitate any filing or recording required for the consummation of any portion of the transactions contemplated hereby. This Agreement may not be amended except by an instrument in writing signed by each of the parties.

                  14.11 Severability. Any provision, or distinguishable portion of any provision, of this Agreement which is determined in any judicial or administrative proceeding to be prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. It is the intention of the parties that if any provision of Section 12.7 shall be determined to be overly broad in any respect, then it should be enforceable to the maximum extent permissible under the law. To the extent permitted by applicable law, the parties waive any provision of law which renders a provision hereof prohibited or unenforceable in any respect.

                  14.12 Counterparts. This Agreement may be executed in several counterparts, each of which shall be deemed an original, and all of which shall together constitute one and the same instrument.


                  IN WITNESS WHEREOF, each of the parties hereto and in the capacity indicated below has executed this Agreement as of the day and year first above written.

                                COMPANY:

                                SIGNATURE HOME CARE, INC.

                                By: /s/ Barry Harding
                                   ------------------------------------
                                Its:    Senior Vice President/CFO
                                     ----------------------------------


                                SELLERS:

 WITNESS:

By:                           /s/ David Finkel
                              ------------------------------------------------
WITNESS:

By:                          /s/ Anthony LeVecchio
                              ------------------------------------------------

WITNESS:

By:                           /s/ Charles  E. Berg
                              ------------------------------------------------

WITNESS:

By:                           /s/ Michael Kluger
                              ------------------------------------------------

WITNESS:

By:                           /s/ James C. Crews
                              ------------------------------------------------
                                  President and CEO
                                  Samaritan Health System

WITNESS:

By:                            /s/ Stephen F. Wiggins
                              ------------------------------------------------

WITNESS:

By:                            /s/ Chris Dunleavy
                              ------------------------------------------------

WITNESS:

By:                            /s/ Barry Harding
                              ------------------------------------------------

WITNESS:

By:                            /s/ Karen Huey
                              ------------------------------------------------

WITNESS:

By:                            /s/ Bob Nance
                              ------------------------------------------------

WITNESS:

By:                            /s/ Larry Ross
                              ------------------------------------------------

WITNESS:

By:                            /s/ Rob Rowley
                              ------------------------------------------------

WITNESS:

By:                            /s/ David Stefan
                              ------------------------------------------------

WITNESS:

By:                            /s/ Louis Church
                              ------------------------------------------------

WITNESS:

By:                           /s/ Alex Brown IRA
                              ------------------------------------------------

                             BUYER:
                             INTEGRATED HEALTH SERVICES, INC.


                             By: /s/ Brian K. Davidson
                                ----------------------------------------------
                             Brian K. Davidson,
                             Executive Vice President - Development

         The undersigned holders of capital stock of the Company hereby agree to be bound as Sellers under the Agreement.


                              SELLERS:

 WITNESS:

By:                         /s/ Alvin R. Albe, Jr. - Trustee
                            ----------------------------------------------------
                             for the Albe Family Trust dated 11/8/83
WITNESS:

By:                         /s/ Alvin R. Albe, Jr.
                            ----------------------------------------------------
WITNESS:

By:                         /s/ Donald Barrett
                            ----------------------------------------------------
WITNESS:

By:                         /s/ Peter Bennett
                            ----------------------------------------------------
WITNESS:

By:                         /s/ Carmel Burke Bonesso
                            ----------------------------------------------------
WITNESS:

By:                         /s/ David Blumberg
                            ----------------------------------------------------
WITNESS:

By:                         /s/ Austin Broadhurst, Jr.
                            ----------------------------------------------------
WITNESS:

By:                         /s/ Robert Day
                            ----------------------------------------------------
WITNESS:

By:                         /s/ James deVenny
                            ----------------------------------------------------
WITNESS:

By:                         /s/ Dale McCullough, Special Master
                            ----------------------------------------------------
                             for Robert F. Doviak II
WITNESS:

By:                         /s/ Ian J. Dowie
                            ----------------------------------------------------
WITNESS:

By:                         /s/ Alan Fishman
                            ----------------------------------------------------
WITNESS:

By:                         /s/ Steven Gilbert
                            ----------------------------------------------------
WITNESS:

By:                         /s/ Gary Gladstein
                            ----------------------------------------------------
WITNESS:

By:                         /s/ James E. Gordon
                            ----------------------------------------------------
WITNESS:

By:                         /s/ Ruth Ann Hardisty
                            ----------------------------------------------------
 WITNESS:

By:                         /s/ Steven Holzman
                            ----------------------------------------------------

WITNESS:

By:                         /s/ Alex M. Jernigan, Trustee
                            ----------------------------------------------------
                             of the Alex M. Jernigan Living Trust dated
                             January 31, 1994
WITNESS:

By:                         /s/ H. C. Kresge
                            ----------------------------------------------------
WITNESS:

By:                         /s/ Susan C. Kresge
                            ----------------------------------------------------
WITNESS:

By:                         /s/ Gary Markoff
                            ----------------------------------------------------
WITNESS:

By:                         /s/ Joseph Maturo
                            ----------------------------------------------------
WITNESS:

By:                         /s/ Terry M. McGann
                            ----------------------------------------------------

WITNESS:

By:                         /s/ John Pinder
                            ----------------------------------------------------
WITNESS:

By:                         /s/ Steven B. Potter
                            ----------------------------------------------------
WITNESS:

By:                         /s/ Robert D. Reed
                            ----------------------------------------------------
 WITNESS:

By:                         /s/ Doviak Partners, Ltd.
                            ----------------------------------------------------
                             by Marla C, Reynolds, Agent
WITNESS:

By:                         /s/ Gerry M. Ritterman
                            ----------------------------------------------------
WITNESS:

By:                         /s/ K. E. Shepphird
                            ----------------------------------------------------
                             Managing Partner - FG-HS
WITNESS:

By:                         /s/ Elliot Stein
                            ----------------------------------------------------
WITNESS:

By:                         /s/ Stern Family Partnership
                            ----------------------------------------------------
                              Marc I. Stern, General Partner
WITNESS:

By:                         /s/ Mark Thompson
                            ----------------------------------------------------
WITNESS:

By:                         /s/ Jerry Tomlinson
                            ----------------------------------------------------
WITNESS:

By:                         /s/ Beatrice B. Trust
                            ----------------------------------------------------
                             Marc I. Stern, Trustee
WITNESS:

By:                         /s/ Paul Wolansky
                            ----------------------------------------------------
WITNESS:

By:                         /s/ Christina Adams
                            ----------------------------------------------------
WITNESS:

By:                         /s/ William Bolgar
                            ----------------------------------------------------
WITNESS:

By:                         /s/ Donna J. Campbell
                            ----------------------------------------------------
WITNESS:

By:                         /s/ Lois W. Griesser
                            ----------------------------------------------------
WITNESS:

By:                         /s/ Barry Schwimmer
                            ----------------------------------------------------
WITNESS:

By:                         /s/ Donna Kirk
                            ----------------------------------------------------



WITNESS:

By:                         /s/ Jeanne Macejko
                            ----------------------------------------------------
WITNESS:

By:                         /s/ Patricia Marquardt
                            ----------------------------------------------------
WITNESS:

By:                         /s/ Susan Murray
                            ----------------------------------------------------
WITNESS:

By:                         /s/ Cathy Nakashima
                            ----------------------------------------------------
WITNESS:

By:                         /s/ Susan Ramsey
                            ----------------------------------------------------
WITNESS:

By:                         /s/ Shirley Reed
                            ----------------------------------------------------
WITNESS:

By:                         /s/ Rick Short
                            ----------------------------------------------------
WITNESS:

By:                         /s/ Lois J. Whitley
                            ----------------------------------------------------
WITNESS:

By:                         /s/ Andy Collins
                            ----------------------------------------------------
WITNESS:

By:                         /s/ Pamela Nenaber
                            ----------------------------------------------------
WITNESS:

By:                         /s/ Isaac Greenberg
                            ----------------------------------------------------
WITNESS:

By:                         /s/ Eddie Church
                            ----------------------------------------------------
WITNESS:

By:                         /s/ Freddie Quiz
                            ----------------------------------------------------
WITNESS:

By:                         /s/ Clark Good
                            ----------------------------------------------------
WITNESS:

By:                         /s/ Joleen Moden
                            ----------------------------------------------------
WITNESS:


                                       42